UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12
Hayward Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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HAYWARD®

2026 Proxy Statement
& Notice of Annual Meeting of Stockholders

WE BUILD
BETTER.®

MISSION

We deliver exceptional products, outstanding service and innovative technology to transform the experience of water.

VISION

To inspire happiness and well-being through safe, smart and sustainable solutions.

April 2, 2026
TO THE STOCKHOLDERS OF HAYWARD HOLDINGS, INC.:
You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Hayward Holdings,
Inc. (the “Company” or "Hayward"), to be held virtually via live webcast on Thursday, May 21, 2026, at 8:00 a.m. Eastern Time.
You may attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HAYW2026.
Our decision to hold the Annual Meeting virtually is driven by our commitment to increasing accessibility and enabling attendance for all stockholders. This format also helps reduce costs and lessens the environmental impact traditionally associated with physical meetings.
During the Annual Meeting you will be asked to (i) elect as directors the three nominees identified in the accompanying proxy statement (this "Proxy Statement") to serve terms lasting until our 2029 annual meeting of stockholders and their successors are duly elected and qualified; (ii) approve, on an advisory basis, the compensation of our named executive officers; (iii) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2026; and (iv) transact such other business as may properly come before the Annual Meeting or any postponements, adjournments, or continuations thereof.
Your vote is important to us. Whether or not you plan to participate in the Annual Meeting, it is important that your shares be represented and voted. For your convenience, you may submit your proxy and vote your shares via the internet, by telephone, or by completing and returning a proxy card by mail. Instructions on how to vote are found in the section titled "Frequently
Asked Questions—How do I Vote” of this Proxy Statement.
On behalf of the Company and the Board of Directors (the "Board"), we thank you for your continued support and investment in Hayward Holdings, Inc. We look forward to your participation in the Annual Meeting.
Sincerely,
Kevin P. Holleran
President, Chief Executive Officer and Director

NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS

DATE & TIME May 21, 2026 8:00 a.m. ET	LOCATION Virtual meeting at: www.virtualshareholdermeeting.com/HAYW2026	RECORD DATE March 25, 2026
MEETING AGENDA

Proposals		Recommendation	Page Reference

1
To elect three nominees identified in the accompanying Proxy Statement as
Class II directors to serve terms lasting until our 2029 annual meeting of stockholders and their successors are duly elected and qualified
		FOR each nominee	See Page 6 >>
2	To approve, on an advisory basis, the compensation of our named executive officers	FOR	See Page 30 >>
3	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026	FOR	See Page 65 >>
4	To transact such other business as may properly come before the 2026 annual meeting of stockholders of Hayward Holdings, Inc.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, please vote your shares promptly using the instructions provided in these proxy materials.
The Annual Meeting will be held only at
www.virtualshareholdermeeting.com/HAYW2026. You will need the 16-
digit control number included on your Notice of Internet Availability of
Proxy Materials (the “Notice”) or proxy card to access the Annual Meeting.
Please refer to the section titled "Frequently Asked Questions," beginning on page 70 of this Proxy Statement, for additional information regarding participating in the virtual meeting.
The Notice containing instructions on how to access this Proxy Statement and our 2025 Annual Report is first being mailed on or about April 2, 2026 to all stockholders entitled to vote at the Annual Meeting.
We cordially invite you to attend the meeting.
By order of the Board of Directors,
Susan M. Canning
Senior Vice President, Chief Legal Officer
and Corporate Secretary
Charlotte, NC
April 2, 2026
WAYS TO VOTE IN ADVANCE OF THE ANNUAL MEETING:

INTERNET By internet at www.proxyvote.com
TELEPHONE By toll-free telephone at 1-800-690-6903
MAIL By completing and mailing your proxy card (if you received printed proxy materials) to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717

-i-

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 (the “PSLRA”) and rules and regulations of the Securities and Exchange Commission ("SEC"). Forward-looking statements include, without limitation, statements regarding our plans, strategies, objectives, expectations, intentions, outlook, expenditures, guidance, targets, and assumptions, as well as other statements that are not historical facts. Forward-looking statements are based on management's current beliefs, assumptions, expectations, and information available at the time the statements are made. Words such as “anticipate,” “believe,”
"continue," "could," “estimate,” “expect,” "forecast," "intend," "may," "outlook," “plan,” "potential," “predict,” “project,” “seek,” "should," "target,"
"will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These statements are made in reliance upon the safe harbor provisions of the PSLRA. However, forward-looking statements are subject to risks, uncertainties, and other factors, many of which are beyond our control, that could cause actual results to differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements.
We undertake no obligation to publicly update, revise, or correct any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable federal securities laws. For additional information on other potential risks and uncertainties, please see our Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent quarterly reports and other filings with the SEC from time to time. All information provided in this Proxy Statement is as of the date of this Proxy Statement.

2026 PROXY STATEMENT || 1

COMPANY OVERVIEW
2025 HIGHLIGHTS
HAYWARD AT A GLANCE
Highlights reflecting our business profile and long-term value creation.

$1.12B NET SALES (+6.7% Y/Y)
Leading global provider of residential and commercial pool equipment, supported by strong brand recognition and large installed base, and is well positioned to benefit from long-term replacement demand and favorable outdoor living trends.

Meaningful Net Sales derived from aftermarket repair, replacement, and upgrade demand tied to essential pool functionality, supporting durable cash flow generation.

Consistent free cash flow supports reinvestment in innovation, strategic deleveraging and other value-enhancing capital allocation priorities.

Expanding portfolio of energy-efficient, connected products and smart automation systems that enhance customer experience and drive long-term growth.

BUSINESS OVERVIEW
The Company operates through two reportable segments: North America and Europe & Rest of World, serving residential and commercial pool markets and select industrial end markets through a broad portfolio of pool equipment and related products.
North America represents the majority of Net Sales and benefits from a large installed base and recurring aftermarket demand.
The Board regularly reviews segment and end-market performance to oversee strategic priorities and support disciplined capital allocation.
NET SALES BY KEY DIMENSIONS
Diversified Net Sales mix across geographic regions, end markets, and product groups as of December 31, 2025.
4%
Flow Control
6%
Rest of World
5%
Other
6%
Commercial
9%
Cleaners
21%
Pumps
7%
Canada
4%
White
Goods
8%
Europe
9%
Lighting
& Water
Features
End
Market
Segment
Product
14%
Filters
19%
Automation
& Sanitization
79%
U.S.
90%
Residential
19%
Heaters

2 || 2026 PROXY STATEMENT

CORPORATE STEWARDSHIP
We believe that responsible corporate stewardship supports long-term stockholder value through thoughtful oversight of our business operations and culture. Hayward is distinctly positioned to contribute to the broader health and well-being space.
By aligning our products, services and innovation efforts with public health objectives, we seek to address growing demand for well-being solutions. For over a century, Hayward has served communities by providing pool-related solutions, including connected technologies for smart pool management, non-chemical water sanitization solutions and energy-efficient products.
We believe that water plays an important role in supporting public health, building resilient communities, and strengthening the economy.
2025 HIGHLIGHTS
Our stewardship framework provides the foundation for a principle-based approach to integrating sustainability considerations across our business. Our strategy is guided by four pillars: Products, Planet, People and Principles. Consistent with these pillars, we focus on delivering innovative products, maintaining responsible and efficient manufacturing operations, fostering a safe and inclusive workplace, and upholding strong governance and compliance practices.

PRODUCTS	PLANET	PEOPLE	PRINCIPLES

-Sustainable Products -Product Safety	-Environmental Management -Responsible Supply Chain & Materials	-Employee Health, Well-being & Engagement -Community Engagement	-Business Ethics -Board Skills & Independence

More than 60% of eligible North American products, by Net Sales, met ENERGY STAR® criteria

Continued expansion of Hayward Hubs, which provide training and support resources for dealers and trade professionals

Initiated an assessment on climate-related risks and opportunities, including potential innovation and operational efficiencies to inform future reporting and support long-term stockholder value

Continued focus on reducing energy and water consumption in our manufacturing facilities through targeted sustainability projects

All employees must certify compliance with the Business Ethics and Code of Conduct Policy and Whistleblower Policy

Conducted ongoing compliance training, adhering to a company- wide training curriculum on compliance, safety, human resources and information technology

Conducted our third annual global employee engagement survey, achieving more than 85% participation from our global workforce

Launched the Hayward Cares Workplace Giving program, enabling North America employees to support causes they care about with Company matching gifts
]

2026 PROXY STATEMENT || 3

PROXY VOTING
ROADMAP
This proxy voting roadmap highlights information contained elsewhere in this Proxy Statement, which is first being sent or made available to stockholders on or about April 2, 2026. This summary does not contain all of the information you should consider, so please read the entire Proxy Statement carefully before voting.

PROPOSAL 1	ELECTION OF DIRECTORS The Board recommends a vote “FOR” each director nominee See Page 6 »
DIRECTOR NOMINEES
We are managed under the direction of our Board, which is currently composed of nine members. The authorized number of directors comprising our Board may not be less than three or more than 15, with the actual number to be fixed from time to time by resolution of our
Board, subject to the terms of our Second Restated Certificate of Incorporation (the "Certificate of Incorporation") and Amended and Restated
Bylaws (the "Bylaws"). The general expectation is that the Board will consist of approximately nine directors, although the Board will periodically review the appropriate size and mix of directors serving on the Board.

LEGEND All Ages shown are as of April 2, 2026
Independent Director
Audit Committee Chair
Compensation Committee Chair
Nominating & Corporate Governance Chair
Board of Directors Chair

NOMINEES FOR CLASS II DIRECTORS (TERMS EXPIRING IN 2029)

Kevin Brown Age: 51 Director Since: June 2017 Committee Memberships: Audit, Compensation	Arthur Soucy Age: 63 Director Since: December 2017 Committee Memberships: Audit, Nominating & Corporate Governance	Lori Walker Age: 69 Director Since: March 2021 Committee Memberships: Audit
CONTINUING DIRECTORS

Diane Dayhoff Age: 70 Director Since: March 2021 Committee Memberships: Audit	Stephen Felice Age: 69 Director Since: May 2018 Committee Memberships: Compensation, Nominating & Corporate Governance	Kevin Holleran Age: 58 Director Since: August 2019 President and CEO

Ronald Keating Age: 58 Director Since: March 2025 Committee Memberships: Compensation	Lawrence Silber Age: 70 Director Since: November 2019 Committee Memberships: Compensation	Edward Ward Age: 61 Director Since: April 2022 Committee Memberships: Nominating & Corporate Governance

4 || 2026 PROXY STATEMENT

BOARD SKILLS AND EXPERIENCE
Our continuing directors and nominees collectively bring skills and experience that are important to informed oversight of the
Company's business and long-term strategy. For additional information regarding our director nominees’ experience, see the section titled “Board and Governance Matters—Director Nominees—Director Nominee Biographies" in this Proxy Statement.

Board Governance	Strategic Leadership & Management
Compensation & Human Resources	Sustainability Matters
Risk Management	Water Industry Knowledge
Financial Literacy	Finance & Accounting
International Markets	Sales, Marketing & E-commerce
IT Experience & Cybersecurity	Leadership Experience
Supply Chain & Operations
BOARD COMPOSITION
Our Board composition reflects a balance of independence, tenure and experience that supports effective oversight of the
Company's business strategy and corporate governance practices.

Independence	Age	Tenure
22%
70s
11%
<3 Years
1
Not Independent
45%
60s
11%
3-5 Years
89%
INDEPENDENT
63.2 Yrs
AVG. AGE(1)
5.9 Yrs
AVG. TENURE
33%
50s
78%
>5 Years
8
Independent
(1) Average age as of April 2, 2026.

2026 PROXY STATEMENT || 5

PROPOSAL 2	ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS The Board recommends a vote “FOR” this proposal. See Page 30 »
PAY FOR PERFORMANCE ALIGNMENT
Pay-for-performance is an integral component of our compensation philosophy, with a significant portion of executive compensation tied to “at-risk” incentive opportunities. During Fiscal Year 2025, the annual pay mix for our Chief Executive
Officer ("CEO") and other named executive officers ("NEOs") consisted of base salary, annual cash incentives, and long-term performance-based and time-based equity awards. The percentages shown below reflect total target annual compensation, based on target award values rather than the grant-date fair values reported in the Summary Compensation Table, and exclude “All Other Compensation.”
65%
Equity Incentive
Base Salary
Annual Incentive
Restricted Stock Units (RSUs)
Performance-based Stock Units (PSUs)
84%
At-Risk Compensation
48%
Equity Incentive
Base Salary
Annual Incentive
RSUs
PSUs
69%
At-Risk Compensation

PROPOSAL 3	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board recommends a vote “FOR” this proposal. See Page 65 »

6 || 2026 PROXY STATEMENT

BOARD AND
GOVERNANCE MATTERS

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors unanimously recommends that the stockholders vote “FOR” the election of each of Kevin Brown, Arthur Soucy and Lori Walker as Class II directors to serve terms lasting until our 2029 annual meeting of stockholders and their successors are duly elected and qualified.

Our Board of Directors is currently composed of nine members and is divided into three classes of directors in accordance with our Certificate of Incorporation. At the Annual Meeting, three Class II directors will be elected to serve three-year terms expiring at the Company's 2029 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, disqualification, or removal.
NOMINEES
Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the "Nominating and
Corporate Governance Committee"), the Board has nominated Kevin Brown, Arthur Soucy and Lori Walker for election as
Class II directors at the Annual Meeting. Each nominee currently serves on the Board and has agreed to continue serving if elected. For additional information regarding the nominees, see the section titled ‘‘Board of Directors—Nominees for Director’’
in this Proxy Statement.
If you are a stockholder of record and sign and return your proxy card, or vote by telephone or internet, but do not provide voting instructions, your shares will be voted “FOR” the election of each nominee. If any nominee becomes unable or unwilling to serve, the proxies will be voted for any substitute nominee designated by the Board. If you hold your shares in street name and do not provide voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee will not vote your shares on this matter.
VOTE REQUIRED: RECOMMENDATION OF THE BOARD OF DIRECTORS
Our Certificate of Incorporation and Bylaws state that directors are elected by a plurality of the votes cast. Accordingly, the nominees receiving the highest number of votes cast “FOR” will be elected. Broker non-votes and abstentions will have no effect on this proposal.
Our Corporate Governance Guidelines further state that, in an uncontested election of directors, such as this election, if the votes “WITHHELD” from a director nominee exceed the votes cast “FOR” such nominee, the nominee shall be required to submit his or her resignation to the Board for its consideration. The Board will have the opportunity to determine whether to accept or reject the resignation in accordance with the Corporate Governance Guidelines.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR.

2026 PROXY STATEMENT || 7

Director Nominees
NOMINATION PROCESS
The Nominating and Corporate Governance Committee considers director candidates from a wide range of sources, including recommendations from Board members, management, and stockholders who submit recommendations in writing to our
Corporate Secretary. Stockholder-recommended candidates are evaluated using the same criteria applied to all other candidates. In accordance with the Company's Corporate Governance Guidelines, the Nominating and Corporate Governance
Committee identifies and evaluates candidates based on how they would contribute to the Board's collective mix of skills, qualifications, experiences, perspectives and backgrounds, among other attributes. The Board has determined that, among other things, it is important to have directors with the following skills and experiences, including but not limited to:
•Leadership Experience: Enabling strong oversight, sound judgment, and the ability to identify and develop leadership talent;
•Industry Knowledge: Supporting a deeper understanding of the Company’s business model, markets, and strategic priorities;
•Operational Expertise: Providing practical insight into developing, executing, and assessing the Company's operating plans;
•Risk Management Experience: Essential for overseeing the diverse risks that impact the Company’s business;
•Financial and Accounting Expertise: Particular knowledge of financial reporting, capital structure, and internal controls; and
•Strategic Planning Experience: Relevant to evaluating the Company’s long-term strategy and monitoring progress against key objectives.
The Nominating and Corporate Governance Committee is committed to recommending individuals who collectively bring these attributes to the Board and to applying our policy of non-discrimination throughout the director selection process.
INFORMATION REGARDING DIRECTORS AND NOMINEES
The following table sets forth the names, ages, and certain other information for each nominee for election as a director at the
Annual Meeting and for each of the continuing members of our Board. For full biographical information of the nominees and continuing directors see "Director Nominee Biographies."

Name	Age *	Current Position	Audit	Compensation	Nominating and Corporate Governance	Term Expires

Nominees:
Kevin Brown (FE)	51	Director				2029
Arthur Soucy (FE)	63	Director				2029
Lori Walker (FE)	69	Director				2029
Continuing Directors:
Diane Dayhoff (FE)	70	Director				2027
Stephen Felice (C)	69	Director				2027
Kevin Holleran	58	President, CEO & Director				2027
Ronald Keating	58	Director				2028
Lawrence Silber	70	Director				2028
Edward Ward	61	Director				2028
(C) Chairperson of the Board  |  (FE) Audit Committee Financial Expert  |  Committee Chairperson  |  Committee Member
*Ages shown are as of April 2, 2026.

8 || 2026 PROXY STATEMENT

DIRECTOR SKILLS AND EXPERIENCE
A summary of each continuing director’s and nominee’s relevant skills and experience follows:

	Brown	Dayhoff	Felice	Holleran	Keating	Silber	Soucy	Walker	Ward	Total

Board Governance										9
Compensation & Human Resources										9
Risk Management										9
Financial Literacy										9
International Markets										9
IT Experience & Cybersecurity										8
Supply Chain & Operations										6
Strategic Leadership & Management										9
Sustainability Matters										8
Water Industry Knowledge										6
Finance & Accounting										9
Sales, Marketing & E-commerce										7
Leadership Experience										9
Technical Experience  |  Managerial Experience
DIRECTOR COMPOSITION
Our continuing directors and nominees collectively bring independence, tenure and experience that supports effective oversight of our business strategy and corporate governance practices.

Independence	Age	Tenure
1
Not Independent
22%
70s
11%
<3 Years
11%
3-5 Years
45%
60s
5.9 Yrs
AVG. TENURE
89%
INDEPENDENT
63.2 Yrs
AVG. AGE(1)
8
Independent
33%
50s
78%
>5 Years
(1)Average age as of April 2, 2026.

2026 PROXY STATEMENT || 9

DIRECTOR NOMINEE BIOGRAPHIES
NOMINEES FOR DIRECTOR
Below are the nominees to serve as Class II Directors for terms expiring in 2029:

Biography
Mr. Brown was Co-Head of the Private Capital Group of MSD Partners, L.P. before its merger with BDT Partners, and he is currently a Partner and member of the Investment Committee of
BDT & MSD Partners (“BDT & MSD”). Mr. Brown joined BDT & MSD in 2016 and currently serves as a director on the boards of Endries International, Woolpert, West Monroe Partners,
East West Manufacturing and Ring Container Technologies. Prior to joining BDT & MSD, Mr.
Brown was a Partner with Court Square Capital (“Court Square”) where he worked primarily in the Industrial sector for 10 years. Prior to Court Square, Mr. Brown was a Vice President with
Apax Partners focusing on investments in the Media, Late-Stage Software, and Tech-Enabled
Business Services sectors. He has served as a director on numerous boards, including those of
ERICO Global, MacDermid, Pike Corporation, and Wyle.

KEVIN D. BROWN Independent Director Director Since: June 2017 Committee Memberships: Audit, Compensation Other Public Company Boards: None

Qualifications
Mr. Brown brings deep expertise in finance, capital allocation, and long-term value creation, directly supporting Hayward's focus on disciplined investment, operational improvement, and sustained long-term growth. His experience leading private capital investments across global industrial businesses provides sharp insight into evaluating strategic opportunities and supporting strong financial rigor.
He also brings an investor-minded perspective that strengthens the Board's oversight of
Hayward's capital deployment, financial performance, governance, and risk management.
This perspective is especially valuable as the Company advances its long-term strategic priorities and continues to drive durable value creation.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	Strategic Leadership & Management	Water Industry Knowledge	Finance & Accounting	Leadership Experience

10 || 2026 PROXY STATEMENT

Biography
Mr. Soucy is a retired executive with broad international experience running complex operations and large profit and loss ("P&L") statements in both the oil & gas and aviation industries.
Mr. Soucy has over 30 years of business leadership experience in multi-national environments holding executive positions with P&L responsibilities spanning some 80 countries. Mr. Soucy retired as President, Products & Technology for Baker Hughes, an oil & gas services company, in July 2017. In that role he was responsible for the company’s multi-billion-dollar chemical business as well as enterprise new product & technology development. He also was responsible for the company’s global marketing and supply chain functions. Prior to that,
Mr. Soucy was headquartered in London, UK for nearly four years where he served as
President of Europe, Africa, Russia, Caspian, and had P&L responsibilities for the region.
Prior to joining Baker Hughes, Mr. Soucy spent 29 years at Pratt & Whitney, where he held a variety of executive level P&L, technology, and supply chain positions.

ARTHUR L. SOUCY Independent Director Director Since: December 2017 Committee Memberships: Audit, Nominating and Corporate Governance Other Public Company Boards: None

Qualifications
Mr. Soucy brings extensive experience leading large, complex multinational operations, which directly supports Hayward's focus on operational excellence, supply chain resilience, and global execution. His background managing broad P&L responsibilities, overseeing technology and product development, and leading operations across more than 80 countries gives the Board practical insight into improving efficiency, strengthening commercial strategy, and navigating diverse global markets.
His deep expertise in supply chain management, operational performance, and global go-to-
market execution enhances the Board's ability to oversee Hayward's manufacturing footprint, margin-improvement initiatives, and international growth priorities.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Supply Chain & Operations	Strategic Leadership & Management	Sustainability Matters	Finance & Accounting
	Sales, Marketing & E- commerce	Leadership Experience

2026 PROXY STATEMENT || 11

Biography
Ms. Walker served as Chief Financial Officer and Senior Vice President of The Valspar
Corporation (“Valspar”), a global coatings manufacturer, from 2008 to 2013, where she led the
Finance, IT and Communications teams. Before this position, Ms. Walker served as Valspar’s
Vice President, Controller, and Treasurer from 2004 to 2008 and as Vice President and
Controller from 2001 to 2004. Prior to joining Valspar, Ms. Walker worked at Honeywell, Inc., a global conglomerate of commercial and consumer products, for 20 years in progressively increasing roles of responsibility, including as Director of Global Financial Risk Management.
Ms. Walker currently serves on the Board of Directors of Southwire Company, LLC, a private industrial manufacturer of wire and cable, Constellium SE, a publicly traded aluminum fabricator for the automotive, aerospace and packaging industries and Compass Minerals International,
Inc., a publicly traded producer of salt for highway deicing, commercial and industrial markets.

LORI A. WALKER Independent Director Director Since: March 2021 Committee Memberships: Audit Other Public Company Boards: Constellium SE and Compass Minerals International, Inc.

Qualifications
Ms. Walker brings extensive financial leadership and risk management expertise, which is critical to Hayward as the Company prioritizes disciplined financial execution, strong internal controls, and long-term value creation. Her experience overseeing financial reporting, internal controls, and capital allocation at large global industrial companies provides the Board with strong oversight capabilities across accounting integrity, enterprise risk, and financial performance.
Her background leading finance, IT, and enterprise-wide functions equips her to advise on
Hayward's digital, systems, and process-improvement initiatives, while her public company board experience strengthens the Board's governance and audit oversight as Hayward advances its strategic and operational objectives.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Strategic Leadership & Management	Sustainability Matters	Water Industry Knowledge	Finance & Accounting
Leadership Experience

12 || 2026 PROXY STATEMENT

CONTINUING DIRECTORS
Below are the Class III continuing directors with terms expiring in 2027:

Biography
Ms. Dayhoff served as Vice President Investor Relations at The Home Depot, Inc. (“Home
Depot”), from May 2003 to April 2018. Prior to joining Home Depot, Ms. Dayhoff worked at
Continental Airlines for 14 years in progressively increasing roles of responsibility, including as
Staff Vice President of Finance. Further, as the Chief Financial Officer of a large privately held company, she generated that company’s first audited financial statements.

Qualifications
Ms. Dayhoff brings deep expertise in financial reporting, internal controls, and audit processes, which is essential to Hayward’s commitment to strong financial discipline and transparent public company reporting. Her experience working closely with auditors and preparing audited financial statements enables her to provide rigorous oversight of Hayward’s accounting practices, disclosure quality, and enterprise‑wide financial controls.
In addition, her background in investor relations and financial planning strengthens the
Board’s ability to communicate effectively with stockholders and evaluate the Company’s financial performance and strategic priorities. Ms. Dayhoff’s expertise enhances the Board’s governance, audit oversight, and financial stewardship as Hayward advances its long‑term strategy.

DIANE S. DAYHOFF Independent Director Director Since: March 2021 Committee Memberships: Audit Other Public Company Boards: None

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Strategic Leadership & Management	Sustainability Matters	Finance & Accounting	Sales, Marketing & E- commerce
Leadership Experience

2026 PROXY STATEMENT || 13

Biography
Mr. Felice has been Chairman and Chief Executive Officer of Felice Partners, LLC (an advisory and private investment company) since January 2017. Prior to that, Mr. Felice was President and Chief Executive Officer of Filtration Group Corporation (“FGC”), a global industrial manufacturer, from January 2014 through January 2017. Prior to joining FGC, Mr. Felice was
President and Chief Commercial Officer of Dell, Inc (“Dell”) from December 2011 through
December 2013 after previously serving in a variety of executive roles at Dell from February
1999 through November 2011. Prior to joining Dell, Mr. Felice was President and Chief
Executive Officer of DecisionOne Corporation (“DOC”), a provider of computer technology services, from 1997 through 1999 after previously serving as President of DOC from 1995 through 1997. Prior to joining DOC, Mr. Felice worked at Bell Atlantic Corp in various roles from
1984 through 1995 and Shell Oil Corp from 1979 through 1984. Mr. Felice has served on the
Board of Directors of Southwire Corporation since 2015 (currently Chairman of Human
Resources Committee), Weber Blackstone since 2025 and the Mark Felice Foundation since
2003. Mr. Felice was also Vice Chairman at St. Michael’s Catholic Academy from 2010 to 2014 and served on the Board of Trustees for The Franklin Institute from 2013 to 2015 and the
Singapore Economic Development Board from 2010 to 2012.

STEPHEN J. FELICE Chairman of the Board Independent Director Director Since: May 2018 Committee Memberships: Compensation, Nominating and Corporate Governance Other Public Company Boards: None

Qualifications
Mr. Felice brings extensive experience leading large, global industrial and technology‑enabled businesses, which directly supports Hayward’s focus on operational excellence, product innovation, and scalable commercial execution. His background overseeing strategic planning, manufacturing operations, and global sales organizations enables him to provide practical guidance on improving efficiency, accelerating growth initiatives, and strengthening Hayward’s competitive positioning.
His leadership across complex IT‑driven and industrial enterprises also enhances the Board’s oversight of technology‑enabled business models, digital capabilities, and global go‑to‑market strategies - key areas for Hayward as the Company continues to modernize operations, expand internationally, and drive long‑term profitable growth.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Supply Chain & Operations	Strategic Leadership & Management	Sustainability Matters	Water Industry Knowledge
	Finance & Accounting	Sales, Marketing & E- commerce	Leadership Experience

14 || 2026 PROXY STATEMENT

Biography
Mr. Holleran has served as President and Chief Executive Officer and Board Member of
Hayward since August 2019 and was recently appointed to the Board of Directors for Armstrong
World Industries, Inc, a leader in the design and manufacturing of innovative and interior architectural applications, including ceilings, specialty walls, and exterior metal solutions, beginning October 2025. Prior to joining Hayward, beginning in 2017, Mr. Holleran served as
President and Chief Executive Officer of the Industrial Segment within Textron, Inc. (“Textron”).
Textron’s Industrial Segment is composed of Textron Specialized Vehicles, Inc. (“Textron
Specialized Vehicles”), a leading global manufacturer of purpose-built vehicles and equipment for a variety of commercial and recreational applications across a number of brands, and
Kautex, a tier one automotive supplier of fuel systems, selective catalytic reduction systems, and cleaning solutions. Prior to 2017, Mr. Holleran served for 10 years as the President and
Chief Executive Officer of Textron Specialized Vehicles, during which time he grew revenue and profitability substantially through both organic growth and acquisitions. Prior to his time at
Textron, Mr. Holleran held several management positions at Ingersoll-Rand plc and Terex
Corporation across the sales, marketing and product management functions.

KEVIN P. HOLLERAN President and CEO Director Since: August 2019 Other Public Company Boards: Armstrong World Industries, Inc.

Qualifications
As Hayward’s President and Chief Executive Officer, Mr. Holleran brings deep institutional knowledge of the Company’s operations, strategy, workforce, and competitive landscape, which is essential to the Board’s oversight of execution and long‑term performance. His experience leading complex industrial businesses, driving growth through both organic initiatives and strategic acquisitions, equips him to provide the Board with practical insight into operational efficiency, commercial strategy, and global execution.
His leadership across global operations, sales, and product management strengthens the
Board’s ability to evaluate Hayward’s strategic priorities, assess performance, and guide the
Company’s long‑term opportunities in domestic and international markets.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Supply Chain & Operations	Strategic Leadership & Management	Sustainability Matters	Water Industry Knowledge
	Finance & Accounting	Sales, Marketing & E- commerce	Leadership Experience

2026 PROXY STATEMENT || 15

Below are the Class I continuing directors with terms expiring in 2028:

Biography
Ronald C. Keating has served as President, Chief Executive Officer, and Board Member at
Excelitas Technologies Corp., since October 2023. Prior to joining Excelitas, Mr. Keating was
President and Chief Executive Officer of Evoqua Water Technologies Corporation, a global provider of water and wastewater treatment solutions, since December 2014. Mr. Keating served as President, Chief Executive Officer and Chairperson of the Board of Directors of
Contech Engineered Solutions ("Contech"), an infrastructure site solutions provider, from 2007 to 2014. Prior to joining Contech, Mr. Keating served as President of the Metalworking
Solutions and Services Group of Kennametal Inc. ("Kennametal"), a supplier of tooling and industrial materials. He also held previous roles at Kennametal as the Vice President and
General Manager of the Energy, Mining and Construction Group and for the Electronics
Products Group from 2001 to 2007. Mr. Keating started his career at Ingersoll-Rand plc in
1992, where he held various roles of increasing responsibility. Mr. Keating currently serves on the board of trustees of the Manufacturers Alliance for Productivity and Innovation and the
Board of Directors of the Allegheny Conference.

RONALD C. KEATING Independent Director Director Since: March 2025 Committee Memberships: Compensation Other Public Company Boards: Enpro Inc.

Qualifications
Mr. Keating brings extensive global operational and financial leadership experience, along with deep expertise in the water and infrastructure sectors, which directly aligns with Hayward’s core markets and long‑term strategic priorities. His background leading complex, technology-
enabled industrial businesses provides the Board with strong insight into operational excellence, global execution, and disciplined strategic growth.
His experience overseeing large‑scale industrial operations and driving transformation across water‑focused businesses enhances the Board’s ability to evaluate Hayward’s operational performance, navigate industry dynamics, and guide the Company’s long‑term value‑creation strategy.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Supply Chain & Operations	Strategic Leadership & Management	Sustainability Matters	Water Industry Knowledge
	Finance & Accounting	Sales, Marketing & E- commerce	Leadership Experience

16 || 2026 PROXY STATEMENT

Biography
Mr. Silber has served as President and Chief Executive Officer of Herc Holdings Inc. (“Herc
Rentals”), a public company, since May 2015. Prior to joining Herc Rentals, Mr. Silber served as an executive advisor at Court Square Capital Partners, LLP, a private equity firm primarily investing in the business services, healthcare, general industrial and technology and telecommunications sectors, from April 2014 to May 2015. Mr. Silber also served as Chief
Operating Officer for Hayward Industries, Inc. from 2008 to 2012, during which time he oversaw a successful transition through the recession and return to solid profitability. From 1978 to 2008,
Mr. Silber worked for Ingersoll-Rand plc, a publicly traded manufacturer of industrial products and components, in a number of roles of increasing responsibility. Mr. Silber previously served on the Board of Directors of SMTC Corporation from 2012 to 2015.

LAWRENCE H. SILBER Independent Director Director Since: November 2019 Committee Memberships: Compensation Other Public Company Boards: Herc Holdings Inc.

Qualifications
Mr. Silber brings substantial executive management, operational leadership, and strategic execution experience, informed by his prior service as Chief Operating Officer of Hayward
Industries, Inc. and his current role as President and Chief Executive Officer of Herc Rentals.
His extensive knowledge of manufacturing, sales, marketing, and commercial operations, combined with deep familiarity with Hayward’s own business, provides the Board with practical insight into performance improvement, operational efficiency, and growth initiatives.
His experience as a senior executive and public company director further enhances the Board’s capabilities in governance, risk oversight, and financial stewardship, supporting Hayward’s long‑term operational and strategic objectives.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Supply Chain & Operations	Strategic Leadership & Management	Sustainability Matters	Water Industry Knowledge
	Finance & Accounting	Sales, Marketing & E- commerce	Leadership Experience

2026 PROXY STATEMENT || 17

Biography
Mr. Ward most recently served as the President, Client Product Group of Dell Technologies Inc.
(“Dell Technologies”). Mr. Ward has over 38 years of experience working in the technology industry. Mr. Ward worked at Dell Technologies for 24 years in progressively increasing roles of responsibility, including Senior Vice President, Client Product Group, Senior Vice President
of Engineering, Client Product Group and Vice President of Engineering, Servers. In addition,
Mr. Ward has worked at NCR Corporation as Vice President of Engineering, Shared
Components & Technical Services. Mr. Ward has also served in board roles at the University of Colorado, Boulder, University of Texas, Rio Grande Valley and Austin’s Habitat for Humanity.

EDWARD D. WARD Independent Director Director Since: April 2022 Committee Memberships: Nominating and Corporate Governance Other Public Company Boards: None

Qualifications
Mr. Ward brings significant leadership experience in strategic planning, technology innovation, and large‑scale engineering management, which directly supports Hayward’s focus on product innovation and operational excellence. His background overseeing product development, advanced engineering, and technology‑driven organizations equips him to provide the Board with valuable insight into strengthening Hayward’s technology roadmap, enhancing product reliability, and supporting long‑term innovation.
His experience guiding complex, technology‑enabled businesses through growth and transformation further enhances the Board’s ability to evaluate Hayward’s strategic initiatives, operational execution, and long‑term competitiveness.

Skills
	Board Governance	Compensation & Human Resources	Risk Management	Financial Literacy	International Markets
	IT Experience & Cybersecurity	Supply Chain & Operations	Strategic Leadership & Management	Sustainability Matters	Finance & Accounting
	Sales, Marketing & E- commerce	Leadership Experience

DIRECTOR INDEPENDENCE
Each of the Audit Committee (the "Audit Committee"), Compensation Committee (the "Compensation Committee") and
Nominating and Corporate Governance Committee of our Board is composed entirely of independent directors within the meaning of the New York Stock Exchange (“NYSE”) corporate governance standards.
Based on information provided by each director regarding his or her background, employment and affiliations, our Board has affirmatively determined that each director who served during Fiscal Year 2025, each director nominee and each continuing director, other than Mr. Holleran, is independent in accordance with NYSE rules and our Corporate Governance Guidelines. In making these determinations, the Board considered that certain directors serve as directors of other companies with which we engage from time to time in the ordinary course of business. In accordance with our independence standards, we determined that none of these relationships were material or impaired the independence of any of such directors. There are no family relationships among any of our directors or executive officers.

18 || 2026 PROXY STATEMENT

In addition, our Board has determined that Mr. Brown, Ms. Dayhoff, Mr. Soucy and Ms. Walker each satisfy the additional independence requirements for audit committee members under NYSE listing standards and Rule 10A-3 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"). The Board also determined that Mr. Brown, Ms. Dayhoff, Mr. Soucy and Ms. Walker qualify as "audit committee financial experts” as defined under SEC rules and that all Audit Committee members are financially literate. The Board has further determined that each of the members of our Compensation Committee satisfies the additional independence criteria for membership on a compensation committee under NYSE rules.
CLASSIFIED BOARD STRUCTURE
Our Certificate of Incorporation provides for a Board comprised of three classes of directors, with each class serving a three-
year term beginning and ending in different years than those of the other two classes. Generally, only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our Certificate of Incorporation also provides that the number of directors serving in the three classes is to be as nearly equal as possible. Our three director classes of the Board are comprised as follows:
•Our Class II directors, Kevin Brown, Arthur Soucy and Lori Walker, are standing for re-election to our Board at the
Annual Meeting.
•Our Class III directors are Diane Dayhoff, Stephen Felice and Kevin Holleran, and their terms expire at the annual meeting of stockholders to be held in 2027.
•Our Class I directors are Ronald Keating, Lawrence Silber and Edward Ward, and their terms expire at the annual meeting of stockholders to be held in 2028.
Our classified Board provides stability and continuity and allows us to pursue our long-term goals and objectives that we believe are in the best interests of our stockholders. For example, we continue to pursue attractive product and geographic market opportunities to grow our presence in new markets or markets in which we have less penetration, and we believe, over the long term, that our business can effectively address these opportunities through new product development and scalable sales, marketing and administration. Our Board regularly reviews its governance practices and continues to believe that the current classified Board structure serves the best interests of all stockholders by supporting sustained focus on long-term value creation. Our classified Board structure allows us to maintain this long-term focus, compared to a declassified board, which may place greater emphasis on short-term considerations and annual election dynamics rather than the sustained execution of long-term strategy.
In addition, our classified board structure supports continuity by maintaining a Board comprised of experienced directors who are familiar with our business, strategic goals and objectives, history, culture, markets and industry. Our classified board structure also strengthens our ability to recruit high-quality directors, who are more willing to make the significant time commitment to learn our operations, markets, industry and long-term growth strategy, with the assurance provided by a three-
year term.

2026 PROXY STATEMENT || 19

Corporate Governance
CORPORATE GOVERNANCE OVERVIEW
Hayward recognizes the importance of strong corporate governance in addressing the interests of our stockholders, employees, customers and other stakeholders, and for achieving our mission and long-term stockholder value. The following highlights certain of our corporate governance practices:

Independent Board Chair and CEO roles
Majority independent Board (8 of 9 directors)
Independent Audit, Compensation, and Nominating and Corporate Governance Committees
Board oversight of management succession planning
Board and Committee oversight of risk management
Maintain rigorous stock ownership guidelines for directors and executive officers
Advisory vote on executive compensation held annually
Annual vote to ratify appointment of independent registered public accounting firm
Each share of Company common stock is entitled to one vote on matters put to a stockholder vote
BOARD AND COMMITTEE STRUCTURE
BOARD LEADERSHIP
Our Board has not adopted a formal policy with respect to the separation of the offices of CEO and Chairperson of the Board.
Under our Corporate Governance Guidelines, our Board believes that, rather than having a rigid policy, it should determine, as and when appropriate upon consideration of all relevant factors and circumstances, whether the two offices should be separated. Currently, our leadership structure separates the offices of CEO and Chairperson of the Board, with Mr. Holleran serving as our CEO and Mr. Felice serving as non-executive Chairperson of the Board. The Board believes this is the most effective and appropriate leadership structure for the Board and the Company at this time.
BOARD COMMITTEES
To support effective governance, our Board delegates certain of its responsibilities to committees. We have three standing committees: the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. The committee charter for each of the three standing committees is available on our Investor Relations website, investor.hayward.com. In addition, from time to time, our Board may establish other committees to facilitate the management of our business or to address particular matters as they arise.

20 || 2026 PROXY STATEMENT

Members serve on committees until their resignation or until otherwise determined by our Board. Committee membership is presented as of the date of this Proxy Statement.
Committee Composition

Name	Audit	Compensation	Nominating & Corporate Governance

Kevin Brown (FE)
Arthur Soucy (FE)
Lori Walker (FE)
Diane Dayhoff (FE)
Stephen Felice (C)
Kevin Holleran
Ronald Keating
Lawrence Silber
Edward Ward
Number of Meetings in 2025:	9	5	4
(C)  Chairperson of the Board  |  (FE) Audit Committee Financial Expert  |  Committee Chairperson  |  Committee Member

AUDIT COMMITTEE	Meetings in 2025: 9

MEMBERS: Lori Walker (Chair) Kevin Brown Diane Dayhoff Arthur Soucy
ROLES & RESPONSIBILITIES:
•Overseeing the quality and integrity of the Company's financial statements, financial reporting process and earnings releases;
•Appointing, compensating and overseeing the independent registered public accounting firm, including meeting separately with the auditors to discuss the scope and results of their work;
•Overseeing the annual audit process, including reviewing and discussing with management and the auditors significant accounting and reporting matters, audit results and audit opinions;
•Reviewing and discussing the Company's annual and quarterly financial statements with management and the auditors;
•Providing oversight of the Company's capital structure, liquidity and key financial ratios;
•Overseeing the Company's internal control environment, including advising management, internal audit and the external auditors on internal control matters and reviewing internal audit reports and the effectiveness of the internal audit function;
•Reviewing and discussing significant changes to the Company's accounting policies with management and the external auditors;
•Reviewing guidelines and policies governing the Company's risk assessment and risk management process;
•Overseeing the effectiveness of the Company's systems for monitoring compliance with laws and regulations;
•Reviewing and overseeing related-party transactions required to be disclosed in public filings in accordance with the Company’s related-party transactions policy; and
•Overseeing the integrity and security of the Company’s information technology systems, processes, including periodically reviewing information security, cybersecurity and contingency plans.

2026 PROXY STATEMENT || 21

COMPENSATION COMMITTEE	Meetings in 2025: 5

MEMBERS: Lawrence Silber (Chair) Kevin Brown Stephen Felice Ronald Keating
ROLES & RESPONSIBILITIES:
•Reviewing and establishing the Company’s overall compensation strategy for its management and employees;
•Annually reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance, and approving, or recommending to the
Board for approval, the CEO’s compensation;
•Reviewing and determining, or recommending to the Board for determination, the compensation of the Company's other executive officers;
•Reviewing, assessing and making recommendations to the Board regarding the compensation of directors;
•Reviewing, approving and overseeing the Company's compensation and benefits plans, including approving equity grants and awards;
•Reviewing and approving employment, compensation, severance and change-in-control arrangements for executive officers;
•Reviewing the Company’s compensation policies and practices to assess whether they encourage excessive risk-taking;
•Reviewing and discussing the relationship between compensation and the Company's risk management policies and practices and evaluating compensation features designed to mitigate risk; and
•Reviewing and approving other policies and practices relating to the compensation of directors, officers and employees.

Compensation Committee Interlocks and Insider Participation
During 2025, our Compensation Committee was composed of Mr. Silber, Mr. Brown, Mr. Felice, and Mr. Keating. Other than
Mr. Silber, who served as the Company's Chief Operating Officer from 2008 to 2012, none of the Compensation Committee members has served as an officer or employee of the Company or any of its subsidiaries, or has had, or currently has, a relationship with the Company required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation committee or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation Committee during 2025.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE	Meetings in 2025: 4

MEMBERS: Stephen Felice (Chair) Arthur Soucy Edward Ward
ROLES & RESPONSIBILITIES:
•Identifying, selecting and recommending to the Board individuals for election to the Board and recommending the classes on which such nominees should serve;
•Reviewing the Board’s committee structure and making recommendations regarding director committee assignments;
•Reviewing the Company's corporate governance guidelines and director-related policies and making recommendations to the Board;
•Overseeing the Company’s sustainability initiatives and reviewing policies relating to significant issues of corporate public responsibility;
•Reviewing director practices and policies, including retirement policies, Board size, non-
employee director service and Board meeting structure, and making recommendations to the Board;
•Recommending and overseeing annual evaluation processes for the Board, the CEO and appropriate Board committees, including annually certifying that the performance of the CEO and other members of executive management is being appropriately evaluated;
•Considering and reporting to the Board any questions of potential conflicts of interest involving directors;
•Providing for new director orientation and continuing education;
•Overseeing management’s succession planning for senior management positions; and
•Reviewing and assessing the adequacy of the Nominating and Corporate Governance
Committee charter and recommending changes to the Board.

22 || 2026 PROXY STATEMENT

DIRECTOR ENGAGEMENT
MEETINGS OF THE BOARD AND STANDING COMMITTEES
Our Board and the Audit, Compensation, and Nominating and Corporate Governance Committees meet at least four times each year. During Fiscal Year 2025, our Board held five meetings, the Audit Committee held nine meetings, the Compensation
Committee held five meetings, and the Nominating and Corporate Governance Committee held four meetings. Each director serving on the Board in Fiscal Year 2025 attended more than 75% of the aggregate of the meetings of the Board and the meetings of all committees of the Board on which such director served during Fiscal Year 2025. Our non-employee directors met periodically during Fiscal Year 2025 without management present. Mr. Felice, the non-executive Chairperson of the Board, presided at all meetings of the non-management directors. Although we have no policy regarding director attendance at annual meetings of stockholders, directors are encouraged to attend. All directors serving on the Board during Fiscal Year 2025 attended the 2025 annual meeting of stockholders, except for Ronald Keating, whose appointment to the Board was approved at the annual meeting.
BOARD’S ROLES & RESPONSIBILITIES
STRATEGIC OVERSIGHT
Under the leadership of our CEO, senior management develops and executes our business strategy, manages our operations, and works to drive the success of our business by modeling our culture, establishing accountability, managing risk, and aligning the Company's organizational structure, operations, personnel, policies, and compliance efforts with our mission and strategy. The Board has primary responsibility for overseeing the development and execution of our business strategy. In fulfilling this responsibility, the Board engages directly with our CEO and senior management and regularly reviews the
Company's strategic and operational priorities, competitive environment, market challenges, economic trends and regulatory developments.
CORPORATE STEWARDSHIP OVERSIGHT
The Board and its committees oversee the Company's corporate stewardship priorities as part of their broader oversight responsibilities, with each committee responsible for matters within its respective areas of oversight. The Nominating and
Corporate Governance Committee oversees matters involving sustainability and social considerations, corporate governance policies and practices, the Company’s Corporate Governance Guidelines, and the consideration of director candidates based on skills, qualifications and experience. The Audit Committee oversees matters involving ethics, compliance, and data privacy and cybersecurity risks. The Compensation Committee oversees matters involving employee and executive compensation programs and the Company's overall compensation strategy.
RISK OVERSIGHT
The Board, together with its committees, oversees the Company's risk profile through ongoing review and discussion as part of its regular activities throughout the year. In delegating authority to management, approving strategies, making decisions, and reviewing management reports, the Board considers, among other things, the risks facing the Company. While each committee oversees risks within its areas of responsibility, the full Board remains regularly informed through committee reports and other communications. The Board believes that this approach to risk oversight enables it to maintain flexibility in leadership structure while continuing to provide effective oversight of risk.

2026 PROXY STATEMENT || 23

The Board also oversees risk in specific areas through its committee structure, as described below:

BOARD OF DIRECTORS

Reviews and discusses with senior management significant risks affecting the Company, including matters escalated by its committees from within their respective areas of oversight.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING & CORPORATE GOVERNANCE COMMITTEE

Oversees the Company's major financial and
information technology risk exposures,
including cybersecurity matters, and reviews
management's process for identifying,
monitoring, and managing such risks, as well
as the Company's related risk management
policies and contingency plans.
Oversees risks related to the Company's compensation plans and arrangements, including consideration of whether rewards and incentives encourage undue risk-taking by personnel.
Oversees management of risks
associated with director independence,
conflicts of interest, Board composition
and organization, director succession
planning, and corporate governance and
sustainability.

Financial Reporting & Audit	Compensation Strategy	Board Composition
Internal Controls	Executive Compensation	Governance Framework
Compliance & Ethics	Equity & Incentives	Leadership Succession
Technology & Cybersecurity	Risk Alignment	Board Effectiveness

MANAGEMENT

Identifies and manages risks associated with significant business activities, integrates risk considerations into strategic decision-making, and reports on material risk matters to the Board and its committees.

COMPENSATION RISK ASSESSMENT
As part of our annual compensation-related risk assessment, management, together with the Compensation Committee, evaluates whether risks arising from the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. This assessment includes a review of both cash and equity incentive plans across executive and non-executive employee populations, as well as other compensation-related policies.
The assessment considers (i) material enterprise risks that could be exacerbated by compensation policies and practices and
(ii) potential risks arising from the design of compensation programs, including performance metrics, payout structures, pay mix and processes for verifying performance results.
The Compensation Committee regularly reviews the Company’s compensation policies and practices to assess whether they appropriately balance risk and reward, and support the Company's business strategy without encouraging excessive risk-
taking. At least annually, the Compensation Committee reviews and discusses the relationship between compensation and the Company's risk management policies and practices. Based on these reviews, the Compensation Committee has concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
CEO & MANAGEMENT SUCCESSION PLANNING
Our Board, or a committee thereof as determined by our Board, is responsible for periodically reviewing succession planning for our executive officers, including our CEO. The goal of our Board is to maintain a long-term and ongoing program for effective senior leadership development and succession. On an annual basis, the Board reviews a succession assessment for our executive officers, including our NEOs. The assessment profiles potential successors and includes an evaluation of strengths, development opportunities and overall readiness. We have a contingency plan in place for emergencies, such as the death, disability, or unexpected or sudden departure of an executive officer.

24 || 2026 PROXY STATEMENT

BOARD EFFECTIVENESS
ANNUAL BOARD AND COMMITTEE ASSESSMENT
Our Board recognizes the importance of a robust self-assessment framework to maintain Board effectiveness and support each director in carrying out their responsibilities in furtherance of the Company's objectives. The Nominating and Corporate
Governance Committee oversees the ongoing review of the performance of the Board, its committees, and individual directors, including oversight of the annual self-evaluation process and the review and implementation of the Company's Corporate
Governance Guidelines.
Each year, directors participate in evaluations of the Board, each standing committee, and individual directors. These evaluations provide opportunities for individual feedback and collective discussion on key matters relating to the Board and the Company, including overall effectiveness and areas for improvement. The components of this self-evaluation process are described below.
2
3
4
5
6
1

Approach Self-assessments may be conducted through written or oral questionnaires administered by Board members, management or third parties	Questionnaires Each director receives the questionnaires and provides feedback	One‑on‑one Discussions Independent Chairperson discusses results in one‑on‑one discussions with each director, encouraging candid feedback	Summary Review Independent Chairperson reviews the summary and results of the evaluation process with the Nominating and Corporate Governance Committee	Feedback Nominating and Corporate Governance Committee leads a discussion of the results with the Board in executive session to identify focus areas and proposed actions	Ongoing Efforts Board implements any agreed‑upon actions and is encouraged to provide ongoing feedback, which can be discussed at each regular meeting
The most recent annual evaluation process took place in the fourth quarter of 2025. Following individual one-on-one discussions and full Board discussions, the Board and each committee concluded that their performance, as well as the performance of individual directors, was effective.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
The Company conducts orientation programs to familiarize new directors with the Company's business, strategy and policies and to assist new directors in developing Company- and industry-specific knowledge to support effective service on the Board.
Directors also have access to additional orientation and educational opportunities upon assuming new or expanded responsibilities on the Board or its committees. Directors are expected to remain informed about issues affecting the Company and its industry, as well as developments relating to their responsibilities as directors. The Board encourages directors to participate annually in continuing education programs, and the Company reimburses directors for reasonable expenses incurred in connection with such participation. Continuing education is also provided through Board meetings, other Board discussion and as stand-alone informational sessions held outside of regular meetings.

2026 PROXY STATEMENT || 25

2025 STOCKHOLDER ENGAGEMENT
We believe effective corporate governance includes proactive outreach and constructive engagement with our stockholders.
During 2025, we continued our stockholder outreach program as part of our corporate governance practices, seeking feedback to understand areas of strength and potential improvement. We solicited input on a range of key topics, including corporate governance, executive compensation, business initiatives and other matters of interest to stockholders. Feedback from these engagements was summarized and shared with senior management and the Board to inform their consideration of relevant governance, compensation, strategy and risk oversight matters.
HOW WE ENGAGE WITH STOCKHOLDERS
2
3
4
5
1

Year-round responsive engagement with our stockholders	Reported our stockholders' views to management and our Board	Our Senior Leadership Team participated in stockholder outreach	Engaged with analysts through quarterly calls, our Investor Relations website, and meetings to discuss financial and operational performance	Contacted stockholders representing 65% of our outstanding shares and engaged with three global institutional investors to discuss governance and executive compensation
OTHER GOVERNANCE POLICIES & PRACTICES
CORPORATE GOVERNANCE GUIDELINES
Our Board has adopted Corporate Governance Guidelines designed to assist the Board in performing its duties. These guidelines provide general guidance to our Board with a view toward maintaining a strong and effective working relationship among Board members and between our Board and management. The goal of these guidelines is to reflect current governance practices and to enhance the ability of our Board and management to guide the Company in its continued growth and success. The Corporate Governance Guidelines may be amended by our Board from time to time. A copy of the Corporate
Governance Guidelines is available on our Investor Relations website, investor.hayward.com.
Our Corporate Governance Guidelines address items such as:

Board Composition	» Board size and composition » Director nomination and selection process » Director qualifications and skills criteria » Director independence

Leadership and Elections	» Director elections and resignation policy » Designation of Board chairperson » Director role changes and Board review

Compensation and Tenure	» Director term limits and re-nomination review » Director compensation and equity alignment

Board Evaluation and Education	» Evaluation of board performance » Director orientation and continuing education

Operations and Engagement	» Board policy on director communications » CEO evaluation and leadership development » CEO and executive succession planning

26 || 2026 PROXY STATEMENT

DIRECTOR COMMITMENTS & ADDITIONAL BOARD SERVICE
The Nominating and Corporate Governance Committee oversees director effectiveness by reviewing external board commitments to help confirm that such commitments do not impair a director's ability to effectively serve on the Board. This review is conducted at least annually as part of the Board's evaluation process and is reflected in the Corporate Governance
Guidelines approved by the Board. Under the Corporate Governance Guidelines, the Board does not maintain a formal limit on the number of other public company boards on which a director may serve; however, the Nominating and Corporate
Governance Committee considers each director's and nominee's other board commitments, particularly with respect to public companies, and expects that directors devote sufficient time and attention to fulfill their responsibilities to the Company.
BUSINESS CONDUCT POLICY & CODE OF ETHICS
We have adopted a Business Ethics and Code of Conduct Policy and Code of Ethics for Senior Executive and Financial
Officers which are posted on our Investor Relations website, investor.hayward.com. We will also disclose on our website any amendments to sections of our Business Ethics and Code of Conduct Policy and Code of Ethics for Senior Executive and
Financial Officers that constitute our Code of Ethics and any waivers granted to our executive officers or directors.
RELATED-PARTY TRANSACTION POLICY
We have adopted a written policy governing review, approval and ratification of related-party transactions. Under this policy, the Audit Committee is responsible for reviewing and approving transactions, arrangements and relationships (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, in which the Company or one of its subsidiaries is a participant, the aggregate amount involved exceeds, or may be expected to exceed, $120,000 in any fiscal year, and any related-party has or will have a direct or indirect material interest.
The Chairperson of the Audit Committee may pre-approve or ratify related-party transactions expected to involve less than
$500,000. The Audit Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than those generally available to unaffiliated third parties under the same or similar circumstances and the nature and extent of the related-party’s interest in the transaction. For additional information, see the section titled “Security
Ownership and Related Information—Certain Relationships and Related-Party Transactions.”
INDEMNIFICATION AGREEMENTS
In addition to the indemnification and advancement of expenses provided for in our Certificate of Incorporation and Bylaws, we have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify such individuals to the fullest extent permitted under Delaware law against liabilities arising from their service to the Company and to advance expenses incurred in connection with proceedings for which they may be entitled to indemnification. The indemnification provided under these agreements is not exclusive of any other rights to which they may be entitled.
PURCHASES OF PRODUCTS IN THE ORDINARY COURSE OF BUSINESS
Certain of our related parties may, either directly or through their respective affiliates, enter into commercial transactions with us from time to time in the ordinary course of business, primarily for the purchase of merchandise. We believe that none of the transactions with such parties is significant enough to be considered material to such parties or to us.
AVAILABILITY OF CORPORATE DOCUMENTS
Our corporate governance documents are available on our Investor Relations website, investor.hayward.com. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this Proxy Statement. Copies of these governance documents are also available in print upon request by writing to the Corporate Secretary at Hayward
Holdings, Inc., 1415 Vantage Park Drive, Suite 400, Charlotte, North Carolina 28203.
CONTACTING THE BOARD OF DIRECTORS
Although we do not have a formal policy regarding communications with our Board, stockholders, employees and others who are interested in communicating with our Board may do so by writing to us at Hayward Holdings, Inc., Attn: Corporate
Secretary, 1415 Vantage Park Drive, Suite 400, Charlotte, North Carolina 28203. The Corporate Secretary will forward to the Chairperson of the Board and such other Board members as may be deemed appropriate for any such communication, provided that such communication addresses a legitimate business issue.

2026 PROXY STATEMENT || 27

Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION
We compensate our non-employee directors in accordance with our Director Compensation Policy, which is established by the Compensation Committee in consultation with the Board, its independent compensation consultant, the CEO and other members of senior management. The Director Compensation Policy is designed to compensate non-employee directors for their experience and service, support the achievement of the Company's long-term strategic objectives, and align director compensation with that of other leading U.S.-based publicly traded companies.
ANNUAL CASH RETAINER
Under the Director Compensation Policy, each non-employee director receives an annual cash retainer of $85,000 ($110,000 for the chairperson of the Board). The policy does not provide additional cash retainers for committee membership and provides additional cash retainers only for service as a committee chairperson, as set forth below:

Director Cash Retainer Policy
Board Committee	Additional Annual Cash Retainer

Audit Committee Chairperson	$20,000
Compensation Committee Chairperson	$15,000
Nominating and Corporate Governance Committee Chairperson	$15,000
ANNUAL RSU GRANT
In Fiscal Year 2025, each covered non-employee director received an annual grant of RSUs with a grant date fair value of
$130,000 for Board members and $205,000 for the Chairperson of the Board, as determined in accordance with ASC Topic
718. The RSUs vest on the earlier of the first anniversary of the grant date or the date of the Annual Meeting, generally subject to the non-employee director’s continued service, through the applicable vesting date.

28 || 2026 PROXY STATEMENT

FISCAL YEAR 2025 NON-EMPLOYEE DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation earned for service on our Board during the year ended
December 31, 2025. Mr. Holleran did not receive any additional compensation for his service on the Board during the year ended December 31, 2025, and his compensation for the year ended December 31, 2025, is set forth under “Executive
Compensation—Summary Compensation Table.”
Prior to January 1 of any year, a covered non-employee director may elect to receive his or her annual cash retainer in the form of RSUs that vest on December 31 of that year (or such other date as determined by the Board or Compensation
Committee), subject to continued service as a director through the vesting date. The amount of RSUs received by a director making such election is determined by dividing the cash value of the retainer by the closing price of the Company's common stock on the grant date.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($) (3)	Option Awards ($) (4)	Total ($)

Kevin Brown	51,607	130,011	—	181,618
Diane Dayhoff	85,000	130,292	—	215,292
Stephen Felice (2)	—	330,463	—	330,463
Ronald Keating (2)	—	219,089	—	219,089
Lawrence Silber	100,000	130,292	—	230,292
Arthur Soucy (2)	—	215,327	—	215,327
Lori Walker	105,000	130,292	—	235,292
Edward Ward	85,000	130,292	—	215,292
(1)Amounts shown represent the cash portion of the annual retainers. Any cash retainer amounts elected to be received in the form of RSUs that were granted in 2025 are reflected in the Stock Awards column.
(2)Mr. Felice, Mr. Keating, and Mr. Soucy elected to receive their annual cash retainers for board and committee chair service in the form of RSUs. The amount shown is the grant date fair value of these awards, which were paid in quarterly installments during
Fiscal Year 2025.
(3)Amounts reflect the full grant-date fair value of RSUs granted during Fiscal Year 2025 computed in accordance with Accounting
Standards Codification (“ASC”) Topic 718, rather than the amounts paid to or realized by the named individual, which are based on the closing share price on the applicable grant date. On May 22, 2025, the directors received annual equity retainer awards in the form of
RSUs as follows: Ms. Dayhoff: 9,462 RSUs, Mr. Felice: 14,920 RSUs, Mr. Keating: 9,462, Mr. Silber: 9,462 RSUs, Mr. Soucy: 9,462
RSUs, Ms. Walker: 9,462 RSUs, and Mr. Ward: 9,462 RSUs. In connection with his appointment to the Board on March 20, 2025, Mr.
Keating received a prorated annual equity retainer award of 1,599 RSUs on May 2, 2025, covering the period from March 20, 2025 through May 21, 2025. In addition, Mr. Brown received an annual equity retainer award of 7,550 RSUs on October 30, 2025. These
RSUs will vest on May 21, 2026, subject to the director’s continued service on our Board. In determining the number of shares to be awarded, the Company used the closing price of our common stock on May 22, 2025, which was $13.74 per share. In addition, Mr.
Felice, Mr. Keating, and Mr. Soucy elected to receive their cash retainers for board and committee service in the form of RSUs. As such, on February 28, 2025, Mr. Felice was granted 2,157 RSUs and Mr. Soucy was granted 1,467 RSUs; on May 2, 2025, Mr. Felice was granted 2,226 RSUs, Mr. Keating was granted 1,697 RSUs, and Mr. Soucy was granted 1,514 RSUs; on July 31, 2025, Mr. Felice was granted 2,032 RSUs, Mr. Keating was granted 1,382 RSUs, and Mr. Soucy was granted 1,382 RSUs; and on October 30, 2025, Mr.
Felice was granted 1,815 RSUs, Mr. Keating was granted 1,235 RSUs, and Mr. Soucy was granted 1,235 RSUs. Each of these RSUs vested on December 31, 2025. The number of shares awarded on each grant date was determined based on the closing price of our common stock on such date. For each non-employee director, the aggregate number of unvested stock awards outstanding as of the end of the fiscal year ending December 31, 2025, was as follows: Mr. Brown: 7,550 RSUs, Ms. Dayhoff: 9,462 RSUs, Mr. Felice: 14,920
RSUs, Mr. Keating: 9,462 RSUs, Mr. Silber: 9,462 RSUs, Mr. Soucy: 9,462 RSUs, Ms. Walker: 9,462 RSUs, and Mr. Ward: 9,462 RSUs.
(4)For each non-employee director who holds option shares, the aggregate number of option awards outstanding as of the end of the fiscal year ending December 31, 2025, was as follows: Mr. Felice: 126,750 option shares, Mr. Silber: 156,000 option shares and Mr. Soucy:
121,750 option shares. These awards consist of vested option shares issued prior to our initial public offering (“IPO”).

2026 PROXY STATEMENT || 29

ADDITIONAL INFORMATION
Non-employee directors are reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our Board and its committees. In addition, pursuant to the Company's Hayward Products Valuation and Marketing
Policy, directors and executive officers may receive Hayward pool products for personal use at no cost. No director received
$10,000 or more of Hayward products under this policy in Fiscal Year 2025.
Non-employee directors are also subject to stock ownership guidelines requiring ownership of Company common stock with a value equal to five times the annual cash retainer for Board service, excluding any additional cash retainers for committee service or leadership roles. Directors are required to meet these ownership levels by the later of February 10, 2026 and the fifth anniversary of the date the individual became a director. For additional information, see the section titled “Executive
Compensation—Other Policies & Practices—Stock Ownership Guidelines” in this Proxy Statement.

30 || 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

PROPOSAL 2
ADVISORY VOTE TO APPROVE EXECUTIVE
COMPENSATION (“SAY-ON-PAY”)
Our Board of Directors unanimously recommends that the stockholders vote “FOR”
the adoption of the resolution approving, on an advisory basis, the compensation paid to our named executive officers as presented in this Proxy Statement.

The Board of Directors is providing stockholders with the opportunity to cast an advisory vote on the compensation of our
NEOs pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our NEOs. We currently hold annual Say-on-Pay votes.
The Board values the opinions of the Company’s stockholders as expressed through their votes and other communications.
To provide this opportunity, we will present the following resolution to stockholders at the Annual Meeting:
“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation
Discussion and Analysis, compensation tables and narrative discussion, in the Company’s proxy statement for the
2026 annual meeting of stockholders.”
This Say-on-Pay vote is advisory and therefore not binding on the Compensation Committee or the Board. This vote will not affect any compensation already paid or awarded to any NEO, nor will it require any changes or previously made compensation decisions. Nonetheless, the Compensation Committee and the Board will review and carefully consider the outcome of the advisory vote when making future decisions regarding our executive compensation programs and policies.
We design our executive compensation programs to attract and retain top executive talent, while aligning our compensation with our corporate and financial objectives, and the long-term interests of our stockholders. Stockholders are encouraged to read the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, which describes our compensation philosophy, program design and the manner in which compensation decisions are made.
ADVISORY VOTE REQUIRED: APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS
Approval of the Say-on-Pay proposal requires the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF
THE RESOLUTION APPROVING, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE
OFFICERS AS PRESENTED IN THIS PROXY STATEMENT.

2026 PROXY STATEMENT || 31

Compensation Discussion and Analysis
This CD&A describes the Company’s executive compensation philosophy and policies, the process for determining executive compensation, the elements of the executive compensation program, and the respective roles of our Compensation
Committee and management in setting executive compensation.
During Fiscal Year 2025, our NEOs and their positions were as follows:

Kevin Holleran President, Chief Executive Officer	Eifion Jones Senior Vice President, Chief Financial Officer	John Collins Senior Vice President, Chief Commercial Officer	Susan Canning Senior Vice President, Chief Legal Officer and Corporate Secretary	Eric Sejourne Senior Vice President, Chief Global Operations Officer
TABLE OF CONTENTS

1	Compensation Philosophy & Objectives	See Page 35 »
2	How We Determine Executive Compensation	See Page 36 »
3	2025 Executive Compensation Program	See Page 38 »
4	Other Policies & Practices	See Page 48 »
5	Compensation Committee Report	See Page 50 »
6	Executive Compensation Tables	See Page 51 »

32 || 2026 PROXY STATEMENT

COMPENSATION PROGRAM OBJECTIVES
The Compensation Committee designed the 2025 executive compensation program with the objectives and key features to meet those objectives as set out below.
The Compensation Committee believes that the design of the compensation program, including having the appropriate mix of compensation elements and performance metrics and targets, has a significant impact on driving Company performance.

1
ALIGNMENT WITH CORPORATE STRATEGIES
Align Compensation Program With Our Corporate Strategy
And Business Objectives
Our compensation philosophy is focused on attracting and retaining top executive talent while aligning executive compensation with the
Company's corporate and financial objectives and the long-term interests of our stockholders. We provide compensation programs that we believe are fair and competitive and that are structured to motivate executives to drive market-leading performance relative to the
Company’s peers. We also maintain a commitment to strong
corporate governance in the design and administration of our NEO compensation arrangements.
Our executive compensation programs have historically been
weighted toward both short- and long-term performance through a mix of cash and equity incentives, providing executives with the opportunity to share in the Company's long-term value creation.
See Page 35 »
OUR STRATEGIC PRIORITIES:
Attract and Retain Top Executive Talent
Align Corporate and Financial Objectives
Align Long-Term Interests of Executives and Stockholders
Drive Market-Leading Performance

2025 ANNUAL
CASH INCENTIVE

2
PERFORMANCE-BASED COMPENSATION STRUCTURE
Compensation Linked To Short- And Long‑term
Performance Objectives
A substantial percentage of our NEO compensation is performance-
based. The annual cash incentive measures performance over a one-
year period and rewards are tied to short-term Company financial and operational objectives. PSUs measure multi-year performance and reward the achievement of long-term Company objectives, including relative total shareholder return ("TSR").
See Pages 40-45 »

10%
Cash Conversion
Cycle
30%
Net Sales
60%
Adjusted
EBITDA
2025 - 2027 PSUs
20%
Return on Gross
Invested Capital
30%
Adjusted
EBITDA
Margin
50%
Net Sales
Annual
Growth
Rate

2026 PROXY STATEMENT || 33

LONG-TERM EQUITY

3
LONG-TERM INCENTIVE COMPENSATION
Equity Awards Designed To Promote Retention
And Performance
In Fiscal Year 2025, our CEO and other NEOs received long-term equity awards in the form of RSUs and PSUs. RSUs vest annually over a three-year period, and PSUs have a three-year performance period with vesting shortly thereafter, which we believe promote retention and long-
term performance achievement. The target equity award mix for the
CEO and the other NEOs was 50% RSUs and 50% PSUs.
See Page 42 »

50%
PSUs
CEO and
OTHER
NEOs
50%
RSUs

PERFORMANCE-BASED

4
BALANCED MIX
Performance‑based, Long-term Compensation
Our NEOs' target direct compensation is heavily weighted toward performance-based, long-term incentives. Current compensation consists of cash, including base salary and a performance-based annual cash incentive ("ACI"), while long-term compensation is delivered primarily through equity awards in the form of RSUs and performance-
based PSUs.
See Page 38 »

48%
ACI
PSUs
LONG-TERM EQUITY
RSUs
56%
PSUs

5
STOCK OWNERSHIP GUIDELINES
Alignment With Long-term Stockholder Value
We maintain stock ownership guidelines to reinforce executive accountability and align executive interests with long-term
stockholder value.
See Page 48 »
CEO 5x annual base salary
CFO 3x annual base salary
OTHER NEOs 1x annual base salary

34 || 2026 PROXY STATEMENT

PERFORMANCE-BASED COMPENSATION
KEY PERFORMANCE METRICS
The graphs below show actual Company performance to better contextualize the corresponding performance targets for the performance‑based compensation elements making up the majority of the Company’s awards paid in 2025.
Net
Sales
($ in billions)
Return On Gross
Invested Capital
Adjusted
EBITDA(1)
($ in millions)
Adjusted
EBITDA Margin(1)
Net Sales Annual
Growth Rate

Despite macroeconomic challenges faced by the pool industry, the Company achieved sales and earnings growth, margin expansion, and increased cash flow generation in Fiscal Year 2025.

(1)Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. See Appendix A for reconciliations of Adjusted EBITDA and
Adjusted EBITDA Margin to their most directly comparable GAAP measures.

2026 PROXY STATEMENT || 35

SAY ON PAY & STOCKHOLDER ENGAGEMENT
In making its decisions regarding executive compensation for 2025, the Compensation Committee considered the significant level of stockholder support our executive compensation program received from stockholders in 2025 (92% support).
We also prioritize regular engagement with our stockholders regarding a number of governance matters, including executive compensation.
COMPENSATION PHILOSOPHY & OBJECTIVES
PHILOSOPHY AND OBJECTIVES
The Company uses short- and long-term incentive compensation as key components of its compensation philosophy.
A significant portion of our executive compensation is “at-risk,” delivered through a mix of performance-based incentives tied to key financial and operational objectives, and equity awards with multi-year vesting schedules, or a combination of these features, in order to promote superior performance, long-term retention, and alignment with stockholder interests.
Compensation for our NEOs generally consists of base salary, annual cash incentive compensation, and equity awards.

BASE SALARY Provides the level of market-based compensation to attract, retain and recognize talent in key roles required for the operation of the Company	CASH-BASED INCENTIVE COMPENSATION Provides short-term incentives directly linked to achievement of the Company’s annual financial and operational performance	EQUITY-BASED COMPENSATION Aligns the long-term interests of NEOs and stockholders, and supports retention

Base salary is intended to be competitive and designed to attract and retain executive talent. In establishing base salary ranges and individual pay levels, the Compensation Committee considers market data, business conditions, individual talent, relevant experience and performance, with input from the Company's human resources team and its independent compensation consultant. The annual cash incentive program is designed to emphasize the achievement of the Company's annual financial and operational objectives. Equity-based compensation aligns our executives' interests with those of our stockholders and executive retention, and the Compensation Committee retains discretion to recognize exceptional performance.
The elements of the executive compensation program are designed to operate in a complementary and integrated manner to advance the Company's executive compensation objectives.The Compensation Committee evaluates our executive compensation program to support these objectives, including rewarding exceptional performance, supporting long-term stockholder value creation, and applying sound governance and compensation best practices.

36 || 2026 PROXY STATEMENT

WHAT WE DO / WHAT WE DON’T DO
The table below highlights our executive compensation program design and governance principles:

WHAT WE DO

Emphasize performance-based, at-risk compensation
Use equity compensation to promote executive retention and reward long-term value creation
Target total direct cash compensation at the market median and weight overall pay mix toward incentive compensation
Engage an independent compensation consultant to advise our Compensation Committee
Maintain rigorous stock ownership guidelines for our directors and executive officers
Include double trigger provisions for cash severance payments and long-term equity following a change-in- control
Maintain an incentive compensation “clawback” policy

WHAT WE DO NOT DO

Do not grant uncapped cash incentives or guaranteed equity compensation
Do not provide significant perquisites
No repricing or exchange of underwater stock options for cash or other awards without stockholder approval under the Hayward Holdings, Inc. 2021 Equity Incentive Plan (the "2021 Plan")
Do not provide tax gross-up payments with respect to any excise tax due under the federal tax code as a result of severance payments
No hedging, pledging, or short sales of stock permitted
Do not provide incentives that encourage excessive risk-taking
HOW WE DETERMINE EXECUTIVE COMPENSATION
DETERMINATION OF EXECUTIVE COMPENSATION AND COMPENSATION PRACTICES
Our Compensation Committee is primarily responsible for overseeing our compensation strategy, utilizing, in general, the following resources and processes:
Role of Compensation Committee, Management & Compensation Consultant

COMPENSATION COMMITTEE

•Oversees our compensation and benefit plans and policies
•Oversees equity and annual incentive plans, including award design and vesting
•Considers recommendations from our CEO regarding the compensation of our executive officers other than himself
•Considers, reviews and approves compensation decisions relating to our executive officers, including our CEO
•Reviews and provides recommendations to our Board regarding the compensation of our directors
•All decisions regarding the compensation of our executive officers are made independently by the Compensation Committee

CEO AND MANAGEMENT

•CEO recommends base salary and short-term and long-term compensation (including equity) for other executive officers based on
Company performance, individual contributions, role, performance of duties, and achievement of individual goals
•Management presents recommendations and supporting data, including compensation surveys and publicly available peer data
•CEO typically attends meetings of the Compensation Committee; the Compensation Committee meets outside the presence of our
CEO when discussing his compensation, among certain other matters

INDEPENDENT COMPENSATION CONSULTANT

•Assists the Compensation Committee in its review of our executive compensation program and the determination of an appropriate peer group
•Consults with Compensation Committee regularly throughout the year, and one or more representatives of Pearl Meyer attends portions of our Compensation Committee meetings

2026 PROXY STATEMENT || 37

COMPENSATION SETTING PROCESS
The Compensation Committee uses compensation data from third-party market surveys and peer compensation data provided by Pearl Meyer as general indicators of market conditions and pay practices and as a broader reference point when determining compensation for our executive officers.
In addition to survey and benchmarking information derived from our peer group (as described below), the Compensation
Committee considers a number of other factors in making compensation decisions, including individual qualifications and expertise, scope of responsibilities, industry and market conditions and position complexity. The Compensation Committee also considers the performance of the Company’s NEOs, the individual’s historical compensation retention considerations, and, for NEOs other than the CEO, recommendations from the CEO.

1	Establish Target Compensation & Goals	2	Review & Assess	3	Evaluate & Recommend

•Market data and benchmarking •Short- and long-term business strategy and priorities •Compensation consultant recommendations •CEO input for other NEOs		•NEO performance and pay history •Compensation program risk considerations •Alignment with risk management practices		•Pay outcomes using market and performance data •Performance against predetermined Company goals

USE OF PEER GROUP
Peer Group Companies
The Compensation Committee worked with Pearl Meyer to establish a compensation peer group to assist in evaluating fair and competitive compensation for our NEOs relative to market practices.
The peer group used to inform Fiscal Year 2025 compensation consisted of companies in similar industries, including outdoor living-focused businesses, water-related businesses and heating, ventilation and air conditioning systems businesses, with comparable Net Sales and market capitalization and with which the Company competes for executive talent and business and investment capital. The Compensation Committee uses this peer group as a general reference point to understand market practices and pay levels for NEO total direct compensation. The peer group list is reviewed periodically and may be adjusted over time to reflect changes in the Company's size, business profile, and competitive market. For Fiscal Year 2025, the
Compensation Committee revised the peer group by removing the six largest companies with larger revenue profiles (A.O.
Smith Corporation, Generac Holdings Inc., Mueller Industries Inc., Lennox International Inc., SiteOne Landscape Supply,
Inc., and The Toro Company) and adding Fluidra S.A., which is aligned with the Company's current scale and operating characteristics.
The peer group approved by the Compensation Committee for Fiscal Year 2025 for compensation reference purposes is as follows:

Peer Group

Aaon, Inc.	Fluidra S.A.	Mueller Water Products, Inc.	SPX Technologies, Inc.	Watts Water Technologies, Inc.
Badger Meter, Inc.	Latham Group, Inc.	Pentair plc	The Azek Company Inc.	YETI Holdings, Inc.
CSW Industrials, Inc.	Leslie’s, Inc.	Pool Corporation	Trex Company, Inc.	Zurn Elkay Water Solutions Corporation

38 || 2026 PROXY STATEMENT

2025 EXECUTIVE COMPENSATION PROGRAM
KEY COMPONENTS
Our executive compensation program emphasizes pay-for-performance, with a greater proportion of compensation "at risk"
as executive seniority and responsibilities increase.
For Fiscal Year 2025, equity awards consisted of performance stock units (“PSUs”) and time-based restricted stock units
("RSUs"). PSU vesting is tied to Net Sales Annual Growth Rate, Adjusted EBITDA Margin, and Return on Gross Invested
Capital, with payouts subject to a +/-15% relative TSR modifier over a three-year period. No stock options were granted in Fiscal Year 2025, and the Company does not grant or time equity awards in connection with the release of material nonpublic information.
The following highlights the Fiscal Year 2025 target compensation mix for our CEO and other NEOs. The percentages shown reflect total target annual compensation, based on target award values rather than the grant-date fair values reported in the
Summary Compensation Table, and exclude "All Other Compensation."
65%
Equity Incentive
Base Salary
Annual Incentive
RSUs
PSUs
84%
At-Risk Compensation
48%
Equity Incentive
Base Salary
Annual Incentive
RSUs
PSUs
69%
At-Risk Compensation

2026 PROXY STATEMENT || 39

The following table summarizes the principal components of our executive compensation program and the related performance criteria for Fiscal Year 2025:

Compensation Element	Purpose	Key Features

Base Salary	Provide fixed cash compensation reflecting role, experience and responsibilities	•Stable foundation for the overall compensation program •Not tied to specific performance metrics •Adjusted for sustained performance, internal equity and market conditions (as applicable)
Annual Cash Incentive	Incentivize annual financial and operational performance	•Tied to annual performance goals •One-year performance period •May include discretion for individual contributions
Long-Term Equity Incentives	Align executive interests with retention and long-term stockholder value creation	•Mix of RSUs and PSUs •RSUs: Time-based vesting over three years •PSUs: Performance-based vesting over three years
Additional compensation elements for 2025 include:
•Participation in the Company's 401(k) Plan;
•Employer matching contributions under non-qualified deferred compensation arrangements;
•Health and welfare benefits; and
•Certain severance benefits
These compensation elements, and the levels of compensation and benefits provided under each, were selected to help attract and retain top executive talent, which is fundamental to our success, reward performance, and align the interests of our executives with those of our stockholders.
ADDITIONAL COMPENSATION COMPONENTS
In the future, we may provide different or additional compensation components, benefits or perquisites to our NEOs to maintain a balanced and comprehensive compensation structure. We believe it is important to retain flexibility to adapt our compensation programs to attract, motivate and retain top executive talent in a competitive market and to respond to evolving market and global conditions. Any such future compensation practices will be subject to periodic review by the Compensation
Committee.
A more detailed description of the executive compensation program as it relates to our NEOs is provided below.
BASE SALARY
Our NEOs receive base salary as compensation for the services they provide to the Company. Base salary is intended to provide a fixed component of compensation that reflects each executive’s skills, experience, role and responsibilities.
The following table sets forth the base salaries of our NEOs as of the end of Fiscal Year 2025. For information regarding base salary earned during Fiscal Year 2025, see the Summary Compensation Table.

Named Executive Officer	Fiscal Year 2024 Base Salary ($) (1)	Fiscal Year 2025 Base Salary ($) (2)	Percentage Change (3)

Kevin Holleran	938,000	985,000	5.01%
Eifion Jones	560,000	580,000	3.57%
John Collins	500,000	520,000	4.00%
Susan Canning	460,000	475,000	3.26%
Eric Sejourne	470,000	485,000	3.19%
(1)The salaries disclosed are as of December 31, 2024.
(2)The salaries disclosed are as of December 31, 2025.
(3)Percentages shown represent merit increases awarded to the NEOs in Fiscal Year 2025.

40 || 2026 PROXY STATEMENT

2025 ANNUAL CASH INCENTIVE
ANNUAL INCENTIVE PLAN
Pursuant to our go-forward compensation structure that aligned executive compensation to market and internal equity targets, the Compensation Committee approved the following annual cash incentive targets for our NEOs in Fiscal Year 2025:

Named Executive Officer	Target Percentage (1)

Kevin Holleran	115%
Eifion Jones	75%
John Collins	70%
Susan Canning	60%
Eric Sejourne	60%
(1)Expressed as percentage of NEO’s annual base salary. The target annual cash incentive percentages disclosed are as of December 31,
2025.
Annual cash incentive awards under our annual incentive plan are based on performance relative to threshold, target, and maximum performance levels established at the time when the awards are granted. No payout is earned if performance falls below the threshold level. For the Fiscal Year 2025, the payout opportunity ranged from 25% to 200% of target, with payouts for performance between threshold, target and maximum performance levels interpolated. Earned annual cash incentive amounts are subject to an individual performance modifier of up to +/- 10% to reflect each executive's individual performance and support of the Company's overall strategic execution.
For Fiscal Year 2025, annual cash incentive awards were based on achievement of Company Adjusted EBITDA, Net Sales and Cash Conversion Cycle, weighted at 60%, 30% and 10%, respectively. This weighting is intended to balance near‑term financial resilience with continued Net Sales growth, particularly in light of market conditions that require disciplined margin management alongside sustained top‑line performance.
The Compensation Committee selected these performance measures because they are key metrics used internally to manage the businesses and reflect profitability and asset efficiency relative to investment. The Compensation Committee believes that performance against these measures is a primary driver of long-term stockholder value and that they represent appropriate indicators of the annual operating performance. In establishing the performance goals and corresponding incentive opportunities, the Compensation Committee considered management’s recommendations.

2026 PROXY STATEMENT || 41

The following table sets forth the 2025 performance goals for the annual incentive plan, including threshold, target, and maximum levels, actual Fiscal Year 2025 results, and the resulting percentage of target payout achieved for each performance measure.

		Performance Levels			Actual Performance
Performance Metrics (dollars in millions)	Weighting	Threshold (25% of Target)	Target (100%)	Maximum (200% of Target)	% of Target Payout Achieved

Adjusted EBITDA (1)	60%				114.5%
Net Sales (2)	30%				111.9%
Cash Conversion Cycle (3)	10%				147.3%
Total Weighted Average					117.0%
Actual Result
$299.3
$263.5
$295.0
$324.5
Actual Result
$1,122.2
$999.4
$1,109.0
$1,219.9
Actual Result
145 days
162 days
152 days
137 days
(1)Adjusted EBITDA for purposes of the annual incentive plan is generally defined as earnings before interest (including amortization of debt costs), income taxes, depreciation, and amortization further adjusted for the impact of restructuring related income or expenses, certain stock-based compensation, currency exchange items, and certain non-cash, nonrecurring or other items that are included in net income that the Compensation Committee does not consider indicative of the Company’s ongoing operating performance. Adjusted
EBITDA is calculated in a manner consistent with Adjusted EBITDA as presented by the Company in its quarterly and annual earnings announcements.
(2)Net Sales is generally measured as gross sales net of rebates and other discounts.
(3)Cash Conversion Cycle is defined as days sales outstanding, plus days on hand of inventory, less days payable outstanding.
The target and actual Fiscal Year 2025 annual cash incentive amounts for each NEO are set forth below.

Named Executive Officer	Target Bonus ($)	Weighted Payout (%)	Earned Bonus ($)(1)	Bonus Paid ($)(2)

Kevin Holleran	1,132,750	117.0%	1,325,318	1,325,000
Eifion Jones	435,000	117.0%	508,950	510,000
John Collins	364,000	117.0%	425,880	425,000
Susan Canning	285,000	117.0%	333,450	335,000
Eric Sejourne	291,000	117.0%	340,470	340,000
(1)Amounts shown reflect annual cash incentive earned based on achievement of the applicable performance metrics, prior to application of the +/- 10% adjustment framework to reflect individual performance.
(2)Amounts shown reflect annual cash incentive paid after application of the +/-10% adjustment framework to reflect individual performance.

42 || 2026 PROXY STATEMENT

LONG-TERM EQUITY INCENTIVES
LONG-TERM EQUITY INCENTIVES
A significant portion of each NEO's compensation is delivered in the form of equity compensation to align executive interests with those of stockholders. As a result, the value of NEO realized compensation generally increases or decreases with changes in the Company’s stock price.
The Company grants equity awards pursuant to its equity incentive plans, including the 2021 Plan. The use of long-term equity incentives is intended to provide employees, including the NEOs, and other eligible service providers with the opportunity to participate in the long-term appreciation of the Company's equity, incentivize achievement of long-term performance objectives, and support retention.
Awards Granted In 2025
During Fiscal Year 2025, our NEOs received long-term equity awards in the form of time-based RSUs and PSUs, which vest based on the achievement of specified performance measures, as described below. In Fiscal Year 2025, the Compensation
Committee increased the performance-based portion of long-term equity compensation for the NEOs other than the CEO by shifting from a structure weighted more heavily toward time-based RSUs (60% RSUs and 40% PSUs) to a balanced 50% RSU and 50% PSU mix in order to further align executive compensation with long-term Company performance and stockholder value creation. The CEO's target long-term equity award mix remained 50% RSUs and 50% PSUs.
The below illustrates the target mix of long-term equity awards for our CEO and other NEOs, based on grant-date dollar-
denominated values.

Target LTI Award Mix for CEO and Other NEOs

RSUs
50%
PSUs
50%

The following table summarizes the number of RSUs and PSUs awarded at target performance levels in connection with Fiscal
Year 2025 annual equity grants awarded to our NEOs.

Named Executive Officer	Aggregate Grant Date Target Value ($)	Annual RSU Target Value ($)	Annual RSU Grant (#)	Annual PSU Target Value ($)	Annual PSU Grant (#)

Kevin Holleran	4,000,000	2,000,000	138,027	2,000,000	138,027
Eifion Jones	1,200,000	600,000	41,408	600,000	41,408
John Collins	750,000	375,000	25,880	375,000	25,880
Susan Canning	680,000	340,000	23,465	340,000	23,465
Eric Sejourne	550,000	275,000	18,979	275,000	18,979

2026 PROXY STATEMENT || 43

2025 RESTRICTED STOCK UNITS
Time-based RSU Awards
Annual RSU awards granted to our NEOs in Fiscal Year 2025 vest in equal annual installments over a three-year period, subject to continued service. These awards are designed to support retention, as any unvested portion is forfeited upon voluntary termination.
PERFORMANCE-BASED STOCK UNITS
2025 PSU Awards
Consistent with prior years, the Compensation Committee established quantitative financial performance goals for the 2025
PSUs at the beginning of the performance period, with vesting to occur at the end of a three-year performance period ending
December 31, 2027, subject to the achievement of pre-established performance targets and continued employment.
Financial Performance Metrics
The Compensation Committee selected these metrics to support long-term value creation and align the executive incentives with the Company's strategic priorities. The financial performance metrics and weightings are as follows:

Metric	Weighting	Calculation

Net Sales Annual Growth Rate		Determined by the three-year compound annual growth rate of total Net Sales, excluding the impact of foreign exchange
Adjusted EBITDA Margin		Determined by dividing Adjusted EBITDA by Net Sales
Return on Gross Invested Capital		Determined by dividing Adjusted EBITDA by the sum of the Company's gross property, plant, and equipment plus working capital
Each of the financial measures selected by the Compensation Committee may be impacted by non-recurring or extraordinary items (for example, business restructuring), and actual results may be adjusted for these items if not contemplated during the target setting process. Adjustments to these measures, if any, are determined by the Compensation Committee.
Payout Levels
For the 2025 PSUs, performance below threshold results in no payout. Performance at the threshold level results in a payout equal to 50% of target, performance at the target level results in payout equal to 100% of target, and performance at or above the maximum results in a payout equal to 200% of target, with payouts for performance between these levels interpolated. In light of the increased performance targets, the Compensation Committee returned the threshold payout opportunity to 50% of target (consistent with prior years, other than Fiscal Year 2024, when it was set at 25%) to maintain appropriate alignment between payouts and performance.
Relative Total Shareholder Return Modifier
The number of PSUs earned is subject to a TSR modifier measured over the same three-year performance period. The TSR modifier compares the Company's relative TSR to the companies included in the S&P SmallCap600 Industrials Index (the
“Benchmark Index”).
TSR is calculated as the percentage change in the trading price of the Company's common stock over the TSR performance period, based on the average closing price of the Company's common stock on the NYSE for the first 20 trading days of the
TSR performance period compared to the average closing price for the last 20 trading days of the TSR performance period.
Relative TSR below the 25th percentile of the Benchmark Index results in a 15% reduction in earned PSUs, relative TSR above the 75th percentile results in a 15% increase, and all other outcomes result in no adjustment.

44 || 2026 PROXY STATEMENT

Vesting And Settlement
PSUs vest on the third anniversary of the grant date, subject to continued employment, except as otherwise provided in the event of retirement, and the Compensation Committee’s certification of the performance goal achievement and the applicable relative TSR modifier. Final payouts, if any, will be determined in early 2028.
Equity Mix Alignment
In Fiscal Year 2025, the Compensation Committee increased the weighting of PSUs for NEOs other than the CEO to match the mix awarded to the CEO of 50% RSUs and 50% PSUs. The Compensation Committee believes this structure further aligns executive compensation with long-term stockholder value creation.
2024 PSUs: UPDATE
The PSUs granted in Fiscal Year 2024 remain outstanding and continue to be subject to the three-year absolute TSR modifier ending December 31, 2026. The financial performance component was measured over the one-year period at the close of
Fiscal Year 2024, consistent with the program's original design. Although achievement for the financial component has been determined, the awards remain unvested until the TSR performance period is completed and certified. Final payout, if any, will be determined in early 2027 following application of the TSR modifier.
The following table summarizes the target levels and actual performance for these measures.

		Performance Levels			Actual Performance
Performance Measure	Weighting	Threshold (25%)	Target (100%)	Maximum (200%)	% of Target Payout Achieved (3)

Adjusted EBITDA Margin(1)	40%				150.0%
Gross Profit Margin(1)	40%				137.5%
Return on Gross Invested Capital(2)	20%				147.6%
Actual Result
26.4%
25.0%
25.8%
27.0%
Actual Result
50.5%
48.5%
49.6%
52.0%
Actual Result
45.3%
40.5%
43.3%
47.5%
(1)Adjusted EBITDA margin and Gross Profit Margin are calculated by dividing, respectively, Adjusted EBITDA and the Company's gross profit by Net Sales.
(2)Return on Gross Invested Capital is determined by dividing Adjusted EBITDA by the sum of the Company's gross property, plant, and equipment plus net working capital.
(3)The actual earned amounts remain subject to the TSR modifier, described below, and the executive’s continued employment with the
Company through the applicable vesting date.
When performance falls below threshold, no payout is earned with respect to the PSUs. Before giving effect to the TSR modifier, payouts range from 25% to 200% with 100% of target corresponding to target performance, and payouts for performance between these levels determined by interpolation.
Absolute TSR is calculated as the percentage change in the Company's common stock price over the TSR performance period, based on the average NYSE closing price during the first 20 trading days compared to the average closing price during the last 20 trading days of the period. If TSR for the performance period is less than 0%, the amount of PSUs earned based on achievement with respect to performance goals will be reduced by 15%. If TSR exceeds 10%, the amount of PSUs earned will be increased by 15%. If TSR is between 0% and 10%, inclusive, no TSR-based adjustment will apply.

2026 PROXY STATEMENT || 45

2023 PSUs: RESULTS
In Fiscal Year 2023, the Compensation Committee granted PSUs that vest based on achievement of specified performance measures over a three-year performance period ending December 31, 2025. For these awards, the Compensation Committee selected Return on Gross Invested Capital and Adjusted EBITDA Margin, weighted equally, as the performance measures.
Following completion of the performance period on December 31, 2025, the Compensation Committee reviewed and certified performance results and determined the number of PSUs earned based on achievement relative to the approved performance targets. The target performance levels, actual performance and resulting earned payout are summarized in the following table:

Performance Measure	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Earned % (2)

Adjusted EBITDA margin(1)	50%				0%
Return on Gross Invested Capital(1)	50%				55%
Actual Result
26.7%
27.0%
28.0%
29.5%
Actual Result
47.9%
47.0%
56.0%
68.0%
(1)Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Net Sales.
(2)Return on Gross Invested Capital is determined by dividing Adjusted EBITDA by the sum of the Company's gross property, plant, and equipment plus net working capital.
(3)Based on the performance results for the three-year period ended December 31, 2025, Adjusted EBITDA did not result in a payout, while Return on Gross Invested Capital exceeded threshold, resulting in shares being earned and paid out under the 2023 PSU awards.
Based on these performance results, the final payout amounts under the 2023 PSU awards for the participating NEOs are set forth below.

Named Executive Officer	# of PSUs Granted	# of PSUs Earned

Kevin Holleran	62,660	17,232
Eifion Jones	18,290	5,030
John Collins	9,420	2,591
Susan Canning	11,304	3,109
OTHER BENEFITS
RETIREMENT PLANS AND OTHER EMPLOYEE BENEFITS
We maintain the Hayward Industries, Inc. Retirement Plan, a 401(k) retirement plan for our full-time employees. Under the plan, the Company provides a matching contribution equal to 50% of an employee's contributions, up to 6% of eligible earnings, and, after one year of service, an additional non-discretionary safe harbor contribution equal to 3% of an employee’s compensation. Our NEOs are eligible to participate in the 401(k) plan on the same basis as other full-time employees.
We also maintain the Hayward Industries, Inc. Supplementary Retirement Plan, a nonqualified deferred compensation plan under which participants, including our NEOs, may receive an employer matching contribution of up to 9% of eligible earnings deferred under the plan. The investment options under the Supplementary Retirement Plan mirror those available under the
401(k) plan.

46 || 2026 PROXY STATEMENT

All full-time employees, including our NEOs, are eligible to participate in the Company's broad-based health and welfare benefit programs, which include medical, dental and vision coverage, short-term and long-term disability insurance; and life and accidental death & dismemberment insurance. These benefits are generally available to all eligible employees on substantially the same terms.
EXECUTIVE PERQUISITES AND OTHER PERSONAL BENEFITS
Certain NEOs are entitled to additional perquisites and other personal benefits pursuant to the terms of their employment agreements, which may include relocation assistance and related benefits, such as reimbursement of moving and temporary housing expenses. The Compensation Committee believes that such benefits are appropriate in limited circumstances to facilitate recruitment and retention of top executive talent. The aggregate incremental cost of perquisites and personal benefits provided to each NEO is reported in the "All Other Compensation" column of the Summary Compensation Table to the extent required by SEC rules.
The Company also maintains a Hayward Products Valuation and Marketing Policy pursuant to which directors and executive officers may receive Hayward pool products for personal use at no cost. The Company believes this practices promotes familiarity with, and direct experience of, the Company's products. The value of products provided under this policy is determined in accordance with SEC rules and is included in "All Other Compensation" for the applicable NEO to the extent required.
EXECUTIVE EMPLOYMENT AGREEMENTS
As of December 31, 2025, we were party to employment agreements or offer letters with our NEOs. The material terms of the employment agreements with each of our NEOs, as in effect in Fiscal Year 2025, are described below. Each of our NEOs’
employment is “at will” and may be terminated at any time.
Mr. Holleran
The Company entered into an amended and restated employment agreement with Mr. Holleran on March 2, 2021. Mr.
Holleran’s employment agreement provides that, for so long as Mr. Holleran serves as our Chief Executive Officer, the
Company will nominate him to serve as a member of the Board of Directors, and, if so elected, he will continue to serve as a member of the Board. Under Mr. Holleran’s employment agreement he is also entitled to certain personal benefits, including payment or reimbursement for dues for a specified organization and costs incurred in attending the organization’s meetings.
In addition, pursuant to a relocation agreement between Mr. Holleran and Hayward Industries, Inc., dated November 14, 2023
(the “Relocation Agreement”), Hayward Industries, Inc. agreed to pay Mr. Holleran certain relocation benefits regarding relocating to the Charlotte, North Carolina metropolitan area, including a lump-sum payment of $10,000 and up to a $90,000 reimbursement for reasonable expenses associated with the sale of Mr. Holleran’s home, since the home was sold by March
31, 2025, among other benefits set forth therein.
Under his amended and restated employment agreement, Mr. Holleran has agreed not to compete with the Company during his employment and for one year following his termination of employment or solicit the Company’s officers, employees, customers or vendors during his employment and for two years following his termination of employment. In addition, Mr.
Holleran has agreed to a perpetual confidentiality covenant, an assignment of intellectual property covenant and a perpetual mutual non-disparagement covenant.
Mr. Jones
The Company entered into an amended and restated employment agreement with Mr. Jones on March 2, 2021. Under Mr.
Jones’s employment agreement, he is entitled to certain personal benefits generally provided to other senior executives (other than the CEO). Under his amended and restated employment agreement, Mr. Jones has agreed not to compete with the
Company during his employment and for one year following his termination of employment or solicit the Company’s officers, employees, customers or vendors during his employment and for two years following his termination of employment. Mr. Jones is also party to Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreements he entered into in connection with the grant to him of options to purchase the Company’s common stock, under which he has agreed not to compete with the
Company during his employment and for one year following his termination of employment or solicit the Company’s officers, employees, customers or vendors during his employment and for two years following his termination of employment. Mr. Jones has agreed to a perpetual confidentiality covenant, an assignment of intellectual property covenant and a mutual non-
disparagement covenant.

2026 PROXY STATEMENT || 47

Mr. Collins
The Company entered into an employment agreement with Mr. Collins on May 16, 2022. Under Mr. Collins’ employment agreement, he is entitled to certain personal benefits generally provided to other senior executives (other than the CEO).
Under his employment agreement, Mr. Collins has agreed not to compete with the Company during his employment and for one year following his termination of employment or solicit our officers, employees, customers or vendors during his employment and for two years following his termination of employment. In addition, Mr. Collins has agreed to a perpetual confidentiality covenant, an assignment of intellectual property covenant and a mutual non-disparagement covenant.
Ms. Canning
The Company entered into an employment agreement with Ms. Canning on May 12, 2021. Under Ms. Canning’s employment agreement, she is entitled to certain personal benefits generally provided to other senior executives (other than the CEO).
Under her employment agreement, Ms. Canning has agreed not to compete with the Company during her employment and for one year following her termination of employment or solicit our officers, employees, customers or vendors during her employment and for two years following her termination of employment. In addition, Ms. Canning has agreed to a perpetual confidentiality covenant, an assignment of intellectual property covenant and a mutual non-disparagement covenant.
Mr. Sejourne
The Company entered into an employment agreement with Mr. Sejourne effective April 15, 2024. Under Mr. Sejourne’s employment agreement, he is entitled to certain personal benefits generally provided to other senior executives (other than the
CEO). Under his employment agreement, Mr. Sejourne has agreed not to compete with the Company during his employment and for one year following his termination of employment or solicit our officers, employees, customers or vendors during his employment and for two years following his termination of employment. In addition, Mr. Sejourne has agreed to a perpetual confidentiality covenant, an assignment of intellectual property covenant and a mutual non-disparagement covenant.
Each of these agreements provides for certain severance benefits to be paid upon qualifying terminations of employment that are described below.
TREATMENT UPON TERMINATION OF EMPLOYMENT
Qualifying Terminations Of Employment (Without Cause Or Good Reason)
Each of the NEOs is entitled to severance payments and benefits in connection with certain qualifying terminations of employment under his or her respective employment agreement. If we terminate an NEO's employment without cause, or if the
NEO resigns for good reason (as such terms are defined in the applicable employment agreement), the NEO will be entitled to receive: (i) any earned but unpaid base salary and any earned and payable but unpaid annual bonus; (ii) a pro-rata portion of the annual bonus for the year in which his or her termination occurs, to the extent earned; (iii) an amount equal to the sum of the NEO's annual base salary and target bonus, payable in 12 equal monthly installments (and, in the case of Mr. Holleran, two times the sum of his annual base salary and target bonus, payable in 24 equal monthly installments); (iv) either a payment equal to the cost of any personal benefits, welfare benefits and retirement plan contributions the NEO would have been eligible to receive during the 12 months following the termination date, or the provision of such benefits for 12 months following the termination date (the “Welfare Benefits”), (v) payment of a portion of the NEO's COBRA premiums for up to 12 months following termination (or, if earlier, until the date the executive receives equivalent health care coverage under a subsequent employer’s plans) at the rate we pay for active employees for the executive and his or her dependents, subject to eligibility for, and timely election of COBRA and the executive's continued payment of the employee portion (the “COBRA Benefit”); and (vi)
outplacement counseling services for six months following termination.
Our obligation to provide severance payments and benefits under an NEO's employment agreement (other than any earned and payable but unpaid annual bonus, or severance benefits payable as a result of death is conditioned on the NEO's execution of a release of claims in our favor and compliance with the confidentiality, intellectual property assignment, non-
compete, and non-solicitation covenants set forth in the applicable employment agreement.
Death And Disability
If any of the NEOs’ employment is terminated as a result of his or her death, his or her estate or other legal representative will be entitled to receive (i) any earned, but unpaid, base salary and any earned and payable, but unpaid, annual bonus and
(ii) a pro-rata portion of his or her annual bonus for the year in which his or her termination occurs, to the extent earned.

48 || 2026 PROXY STATEMENT

If any of the NEOs’ employment is terminated as a result of his or her disability, he or she will be entitled to receive (i) any earned, but unpaid, base salary and any earned and payable, but unpaid, annual bonus, (ii) a pro-rata portion of his or her annual bonus for the year in which his or her termination occurs, to the extent earned, (iii) the Welfare Benefits, and (iv) the
COBRA Benefit.
Excise Tax Matters
None of our NEOs are entitled to receive a tax gross-up with respect to any excise tax that may be imposed under the federal tax code as a result of the severance benefits described above. The employment agreements of the NEOs include provisions to reduce payments under the agreement if the payments otherwise would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and such reduction would result in the executive retaining a larger amount on an after-tax basis.
EQUITY AWARDS
Each of the NEOs has received equity awards with terms that vary with respect to vesting in the event of termination, death, disability or a change in control. The terms "cause," "good reason," and "change in control" referred to below are defined in the applicable equity award agreement or the relevant equity plan.
Equity Awards Upon Death Or Disability
With respect to Mr. Jones’ unvested time-vesting options covering shares of our common stock issued pursuant to the
Hayward Holdings, Inc. Second Amended and Restated 2017 Equity Incentive Plan (the "2017 Plan"), if his employment is terminated due to death or disability, then, in addition to the severance benefits described above, his then-unvested time-
vesting options that would have vested within the following year will immediately vest.
Equity Awards Upon Retirement
Beginning with PSU awards granted in 2025 under the 2021 Plan, the Company added retirement vesting provisions.
Under these provisions, if a participant's employment terminates due to retirement prior to the vesting date, the participant will remain eligible to receive a pro-rated portion of the PSUs based on the portion of the performance cycle completed through the retirement date, with the number of PSUs earned determined following the end of the performance cycle based on actual performance and application of the TSR modifier. If retirement occurs within two years of the grant date, the number of PSUs earned will be limited to the lesser of (i) the prorated PSUs based on actual performance and (ii) the prorated PSUs assuming target performance without application of the TSR modifier. No PSUs will be paid if retirement occurs within six months of the grant date or if the participant engages in certain competitive activities prior to the vesting date. For purposes of the PSU awards, "retirement" generally requires that the participant be at least age 60, have completed at least five years of continuous service with the Company, and attest to retiring from active employment with any competing public company.
Equity Awards In Connection With A Change In Control
With respect to Mr. Jones' unvested time-vesting options issued pursuant to the 2017 Plan, in the event of a change in control, such options will vest in full as of the date of the change in control, subject to continued employment with us.
With respect to each of the NEOs’ unvested time-vesting options and RSUs issued pursuant to the 2021 Plan, in the event of a change of control, if the surviving entity assumes the options and RSUs and the NEO's employment is terminated without cause or by the NEO for good reason within 18-months following the change of control, any such unvested options and RSUs will vest in full as of immediately prior to the change of control. If an NEO’s employment is terminated for any reason, any unvested options and RSUs will be immediately forfeited, unless the Company and the NEO agree otherwise.
OTHER POLICIES & PRACTICES
STOCK OWNERSHIP GUIDELINES
The Board has adopted stock ownership guidelines for executive officers, which are administered by the Compensation
Committee and are intended to align the interests of executive officers with those of stockholders.

2026 PROXY STATEMENT || 49

Our guidelines for executive officers include the following:

Position	Ownership Guideline (multiple of base salary)

Chief Executive Officer	5x
Chief Financial Officer	3x
Other Executive Officers	1x
Executive officers are required to achieve the applicable levels of ownership by the later of February 10, 2026 and the fifth anniversary of the date the individual was designated an executive officer or became a director, as applicable.
For purposes of these guidelines, ownership includes shares owned directly or indirectly, including shares held by immediate family members residing in the same household, shares held in trust, shares held through employee stock purchase, 401(k), or deferred compensation plans, shares underlying vested equity awards (including vested stock options, stock appreciation rights, and vested RSUs and PSUs not yet settled), and shares underlying unvested RSU awards (net of applicable tax withholding). Pledged shares and any unexercised and unvested equity awards (other than unvested RSUs) do not count towards satisfaction of the guidelines.
Executive officers and independent directors who do not meet the ownership guidelines are generally required to retain at least 50% of the net shares received upon the vesting, settlement or exercise of equity awards until the applicable ownership levels are achieved. The Compensation Committee periodically reviews the guidelines and monitors compliance, no less than annually.
INCENTIVE-BASED RECOVERY POLICY
We maintain a compensation clawback policy applicable to our executive officers that addresses the requirements of rules adopted by the SEC and NYSE mandating the recovery of incentive compensation in the event of a restatement of the
Company’s financial statements. The policy requires the Company to recover incentive-based compensation that is based wholly or in part upon the attainment of a financial reporting measure and that was received by current or former executive officers, to the extent such compensation exceeds the amount that would have been received based on the restated financial information, following a required accounting restatement, including a "little-r" restatement. Recovery under the policy is limited to excessive incentive compensation received during the three completed fiscal years immediately preceding the date the
Company is required to prepare the restatement (and any applicable transition period). To facilitate enforcement of the policy, the Company may pursue recovery of any excess incentive-based compensation through repayment or other permitted methods in accordance with the policy.
TAX AND ACCOUNTING CONSIDERATIONS
The Company accounts for stock-based compensation in accordance with ASC Topic 718, “Compensation - Stock
Compensation,” and considers applicable accounting guidance in administering its equity compensation plans. In addition, the
Company considers the tax treatment of executive compensation, including the potential limitations on deductibility under
Section 162(m) of the Internal Revenue Code, when structuring its compensation programs.
INSIDER TRADING POLICY, HEDGING AND PLEDGING POLICIES, DERIVATIVES TRADING
We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of the
Company's securities by directors, officers and employees (the “Insider Trading Policy”) and maintain procedures relating to the repurchase of the Company's securities. The Company believes that its Insider Trading Policy and repurchase procedures are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and listing standards. A copy of our Insider Trading Policy is included as Exhibit 19.1 on our Annual Report filed on Form 10-K.
The insider trading policy prohibits directors, officers and employees from engaging in hedging and other monetization transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) involving the Company's securities, as well as from holding Company securities in margin accounts or pledging our securities as collateral. The policy also prohibits speculative transactions in the Company's equity securities, including short sales and transactions in options or other derivative securities.

50 || 2026 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT
The members of the Compensation Committee have reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on such review and discussions, the Compensation Committee has recommended to the
Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Lawrence H. Silber (Chairperson)
Stephen Felice
Kevin Brown
Ronald Keating
This Compensation Committee Report is required by the rules of the SEC and, in accordance with those rules, is not deemed to be "filed" with the SEC and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the
“Securities Act”), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. This report is also not deemed to be “soliciting material” under the Securities Act or the Exchange Act.

2026 PROXY STATEMENT || 51

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our NEOs for the years indicated below.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)

Kevin Holleran President, Chief Executive Officer	2025	975,962	—	4,113,204	—	1,325,000	322,616	6,736,782
	2024	938,000	—	3,700,008	—	1,156,366	229,575	6,023,949
	2023	923,135	150,000	2,220,021	1,480,003	—	201,337	4,974,496
Eifion Jones Senior Vice President, Chief Financial Officer	2025	576,154	—	1,233,958	—	510,000	188,878	2,508,990
	2024	556,154	19,760	1,200,032	—	450,240	133,436	2,359,622
	2023	531,731	125,000	648,015	432,000	—	92,053	1,828,799
John Collins Senior Vice President, Chief Commercial Officer	2025	516,154	—	771,224	—	425,000	166,018	1,878,395
	2024	500,000	—	3,750,028	—	375,200	127,590	4,752,818
	2023	444,327	125,000	333,750	222,504	—	93,655	1,219,236
Susan Canning Senior Vice President, Chief Legal Officer and Corporate Secretary	2025	472,115	—	699,257	—	335,000	154,480	1,660,852
	2024	457,115	—	755,026	—	295,872	108,851	1,616,864
	2023	440,192	125,000	623,001	267,004	—	87,966	1,543,163
Eric Sejourne Senior Vice President, Chief Global Operations Officer	2025	482,115	—	565,574	—	340,000	155,963	1,543,652
	2024	325,385	133,000	722,014	—	280,000	98,704	1,559,103

(1)The amounts reported in the Salary column reflect actual salary earned during Fiscal Year 2025, pro-rated to account for base salary changes occurring during the year. NEO base salary changes for 2025 were effective March 2, 2025.
(2)The amounts reported in the Stock Awards column represents the aggregate grant-date fair value of RSUs and PSUs granted during the fiscal year, calculated in accordance with FASB ASC Topic 718. The grant-date fair value of RSUs is based on the closing market price of our common stock at the date of grant. The grant-date fair value of the PSUs is based on the probable outcome of the applicable performance conditions as of the grant date, which reflects target level of performance. Assuming achievement of maximum level performance, the aggregate grant-date fair value of the PSUs granted in Fiscal Year 2025 would be as follows: Mr. Holleran, $6,860,356;
Mr. Jones, $2,058,102; Mr. Collins, $1,286,313; Ms. Canning, $1,166,281; and Mr. Sejourne, $943,314. For more information regarding the accounting for and assumptions we used to calculate the grant date fair values for RSUs and PSUs, see the heading "Stock Based
Compensation Expense" in Note 17 to our financial statements included on our Annual Report on Form 10-K for the year ended
December 31, 2025.
(3)The amounts reported in the Option Awards column represent the aggregate grant-date fair value of stock option awards granted during the fiscal year, computed in accordance with ASC Topic 718, without regard to estimated forfeitures. The assumptions used in valuing these awards are described in Note 17 to our consolidated financial statements included in our Form 10-K for the year ended December
31, 2025.
(4)The amounts reported in the Non-Equity Incentive Compensation column represent annual cash incentive awards earned for each fiscal year presented under our annual incentive plan. Our annual incentive plan is described above under “Executive Compensation—2025
Annual Cash Incentive—Annual Incentive Plan.”

52 || 2026 PROXY STATEMENT

(5)The amounts reported in the All Other Compensation column for Fiscal Year 2025 include, as applicable to each NEO:

Name	401(k) Plan ($) (a)	Supplemental Medical Plan ($) (b)	Nonqualified Deferred Compensation Plan ($) (c)	Life Insurance ($)	Other (d)	Total ($)

Kevin Holleran	21,000	18,000	279,746	3,870	—	322,616
Eifion Jones	21,000	18,000	146,008	3,870	—	188,878
John Collins	21,000	16,992	126,676	1,350	—	166,018
Susan Canning	21,000	18,000	111,610	3,870	—	154,480
Eric Sejourne	21,000	10,212	86,781	3,870	34,100	155,963
(a)Company matching contributions and safe harbor contribution under the Hayward Industries, Inc. Retirement Plan (our 401(k)
plan), consisting of up to $10,500 in employer matching contributions and $10,500 in safe harbor contributions.
(b)Premiums paid by the Company for a supplemental executive medical plan made available to certain senior employees, including our NEOs.
(c)Company matching contributions under the Hayward Industries, Inc. Supplementary Retirement Plan, as described under
“Executive Compensation—Other Benefits—Retirement Plans.”
(d)For Mr. Sejourne, amounts represent relocation expenses paid pursuant to an agreement, including tax gross-up payments of
$11,076 related to such relocation benefits.

2026 PROXY STATEMENT || 53

GRANTS OF PLAN-BASED AWARDS
The following table provides supplemental information relating to grants of plan-based awards made to our NEOs during
Fiscal Year 2025 and is intended to supplement the information presented above in the Summary Compensation Table.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plans (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($) (4)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Kevin Holleran	—	283,188	1,132,750	2,492,050	—	—	—	—	—
	2/28/2025	—	—	—	58,661	138,027	317,462	—	2,113,193
	2/28/2025	—	—	—	—	—	—	138,027	2,000,011
Eifion Jones	—	108,750	435,000	957,000	—	—	—	—	—
	2/28/2025	—	—	—	17,598	41,408	95,238	—	633,956
	2/28/2025	—	—	—	—	—	—	41,408	600,002
John Collins	—	91,000	364,000	800,800	—	—	—	—	—
	2/28/2025	—	—	—	10,999	25,880	59,524	—	396,223
	2/28/2025	—	—	—	—	—	—	25,880	375,001
Susan Canning	—	71,250	285,000	627,000	—	—	—	—	—
	2/28/2025	—	—	—	9,973	23,465	53,970	—	359,249
	2/28/2025	—	—	—	—	—	—	23,465	340,008
Eric Sejourne	—	72,750	291,000	640,200	—	—	—	—	—
	2/28/2025	—	—	—	8,066	18,979	43,652	—	290,568
	2/28/2025	—	—	—	—	—	—	18,979	275,006
(1)The amounts shown represent the threshold, target, and maximum non-equity incentive opportunities established under our annual cash incentive plan for Fiscal Year 2025. Actual amounts earned, if any, are determined based the level of achievement of the applicable performance goals and are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary
Compensation table for Fiscal Year 2025.
(2)The amounts shown represent the target, threshold, and maximum number of shares that may be earned under the PSU awards granted in Fiscal Year 2025. The actual number of shares earned, if any, will be determined following the end of the applicable performance period based on the level of achievement of the applicable performance goals and, to the extent earned, generally will be subject to continued vesting through the applicable vesting date(s). Refer to “Executive Compensation—Long-term Equity
Incentives—Performance-Based Stock Units” for further details on these awards.
(3)The amounts shown represent RSUs granted in Fiscal Year 2025. Each RSU represents the right to receive one share of our common stock upon vesting, subject to continued service through the applicable vesting date(s).
(4)The amounts shown represent the aggregate grant-date fair value of PSU and RSU awards granted during Fiscal Year 2025, computed in accordance with ASC Topic 718, and do not reflect the amounts paid to or realized by the NEO. The assumptions used in valuing these awards are described Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

54 || 2026 PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table summarizes the number of shares of our common stock underlying outstanding equity incentive plan awards held by each NEO as of December 31, 2025.

Kevin Holleran			OPTION AWARDS (2)				STOCK AWARDS (2)
Name	Grant Date (1)	Approval Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (3)

Kevin Holleran	12/24/2019	12/24/2019	2,575,142	—	1.40	12/24/2029	—	—	—	—
	3/11/2021	3/11/2021	607,235	—	17.00	3/11/2031	—	—	—	—
	3/3/2022	3/1/2022	508,167	—	17.10	3/3/2032	—	—	—	—
	3/2/2023	2/9/2023	60,887	104,300	11.80	3/2/2033	41,773	645,393	17,232	266,234
	3/4/2024	2/29/2024	—	—	—	—	87,101	1,345,710	261,300	4,037,085
	2/28/2025	2/28/2025	—	—	—	—	138,027	2,132,517	138,027	2,132,517
Eifion Jones	4/20/2020	4/20/2020	890,375	—	1.40	4/20/2030	—	—	47,594	735,333
	3/11/2021	3/11/2021	171,887	—	17.00	3/11/2031	—	—	—	—
	3/3/2022	3/1/2022	134,908	—	17.10	3/3/2032	—	—	—	—
	3/2/2023	2/9/2023	60,887	30,445	11.80	3/2/2033	12,194	188,397	5,030	77,714
	3/4/2024	2/29/2024	—	—	—	—	33,899	523,740	67,800	1,047,510
	2/28/2025	2/28/2025	—	—	—	—	41,408	639,754	41,408	639,754
John Collins	7/29/2022	7/19/2022	62,044	—	11.70	7/29/2032	—	—	—	—
	3/2/2023	2/9/2023	31,360	15,681	11.80	3/2/2033	6,281	97,041	2,591	40,031
	3/4/2024	2/29/2024	—	—	—	—	21,187	327,339	42,376	654,709
	9/13/2024	9/04/2024	—	—	—	—	221,239	3,418,143		—
	2/28/2025	2/28/2025	—	—	—	—	25,880	399,846	25,880	399,846
Susan Canning	8/4/2021	8/4/2021	27,323	—	23.30	8/4/2031	—	—	—	—
	3/3/2022	3/1/2022	76,770	—	17.10	3/3/2032	—	—	—	—
	3/2/2023	2/9/2023	37,632	18,817	11.80	3/2/2033	13,818	213,488	3,109	48,034
	3/4/2024	2/29/2024	—	—	—	—	22,742	351,364	38,420	593,589
	2/28/2025	2/28/2025	—	—	—	—	23,465	362,534	23,465	362,534
Eric Sejourne	5/3/2024	4/29/2024	—	—	—	—	15,571	240,572	31,140	481,113
	2/28/2025	2/28/2025	—	—	—	—	18,979	293,226	18,979	293,226
(1)The grant date reflects the legal grant date of the underlying award.

2026 PROXY STATEMENT || 55

(2)The following sets forth the vesting schedule and related information for the outstanding unvested stock options, RSUs and PSUs
(i.e. equity plan awards):

Grant Date	Grant Type	Vesting Schedule

3/2/2023	Stock Options	Unvested portion vested in two equal installments on March 2, 2025 and March 2, 2026.
3/2/2023	PSUs
Award generally vests subject to the satisfaction of the three-year performance period and the executive’s continued employment with the Company. Reflects actual performance and generally any shares awarded would be issued in March 2026.

3/2/2023	RSUs	Unvested portion vested in two equal installments on March 2, 2025 and March 2, 2026.
3/4/2024	PSUs
Award generally vests subject to the satisfaction of the one-year performance period, subject to a three-year absolute TSR modifier, and the executive’s continued employment with the Company.
Reflects maximum performance and generally any shares awarded would be issued in
March 2027.

3/4/2024	RSUs
Unvested portion vested in two of three equal installments on each of March 4, 2025 and
March 4, 2026, with the remaining equal installment vesting on March 4, 2027, subject generally to the executive’s continued employment with the Company.

5/3/2024	PSUs
Award generally vests subject to the satisfaction of the three-year performance period and the executive’s continued employment with the Company. Reflects maximum performance and generally any shares awarded would be issued in May 2027.

5/3/2024	RSUs
Award vested with respect to 19,957 RSUs on May 3, 2025, and with respect to 7,785 RSUs on
May 3, 2026, with the remaining 7,786 RSUs vesting on May 3, 2027, subject generally to the executive’s continued employment with the Company.

9/13/2024	RSUs	Award vests in two equal installments, on each of September 13, 2027 and September 13, 2029, subject generally to the executive’s continued employment with the Company.
2/28/2025	RSUs	Unvested portion vests in three equal installments, on each of February 28, 2026, February 28, 2027 and February 28, 2028, subject generally to the executive’s continued employment with the Company.
2/28/2025	PSUs
Award generally vests subject to the satisfaction of the three-year performance period, subject to a three-year absolute TSR modifier, and the executive’s continued employment with the
Company. Reflects maximum performance and generally any shares awarded would be issued in February 2028.

(3)The market value is based on the closing price of our common stock quoted on December 31, 2025 of $15.45 per share.

56 || 2026 PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED DURING 2025
The following table shows for Fiscal Year 2025 the number of shares acquired upon exercise of option awards and the vesting of stock awards and the value realized upon such exercise and vesting.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($) (3)

Kevin Holleran	674,000	9,057,998	85,322	1,242,848
Eifion Jones	100,000	1,434,300	29,142	424,810
John Collins	—	—	20,016	293,129
Susan Canning	—	—	25,185	366,636
Eric Sejourne	—	—	19,957	280,196
(1)The value realized on exercise is calculated by multiplying the number of shares underlying options exercised by the difference between the exercise price and the closing market price of the Company’s common stock on the date of exercise.
(2)Represents the gross number of shares acquired upon the vesting of RSUs, without reduction for shares withheld to satisfy applicable tax withholding obligations.
(3)The value realized on vesting is calculated by multiplying the number of RSUs that vested by the closing market price of the Company’s common stock on the vesting date (or, if the vesting date was not a trading day, the closing market price on the immediately preceding trading day).
EMPLOYEE DEFERRED COMPENSATION
The following table sets forth information relating to Hayward Industries, Inc. Supplementary Retirement Plan (the “Plan”) for
our NEOs for Fiscal Year 2025. The Plan is a nonqualified deferred compensation plan that allows eligible executives to defer compensation in excess of the limits applicable to the Company's 401(k) plan. Eligible executives may defer up to 25% of their base salary (excluding annual bonuses) and up to 100% of their annual cash incentives under the Plan. Deferral elections for both base salary and annual cash incentives must be made prior to the beginning of the year to which the compensation relates. The Company matches 100% of participant deferrals up to 9% of eligible compensation. For purposes of the Plan,
“eligible compensation” generally includes base salary, one-time bonuses, and annual incentive plan bonuses.
All Company matching contributions are made in cash and are fully vested when credited. The Plan is unfunded, and account balances are credited with earnings or losses based on the participant's investment elections among options similar to those available under the Company's 401(k) plan. Returns are based on market performance.
Distributions under the Plan are made in either a lump sum or annual installments over a period of two to ten years, as elected by the participant. Participant deferrals may be distributed upon termination of employment or at a specified future date, as elected. Company matching contributions are distributed upon termination of employment. A participant may make a one-time change to a previously elected distribution schedule, subject to the terms of the Plan. Upon a participant's death or a change in in control of the Company, distributions will be made in a lump-sum unless installment payments have already commenced. If no distribution election is made, default distribution is a lump sum upon termination of employment.

2026 PROXY STATEMENT || 57

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)

Kevin Holleran	428,846	279,746	684,248	—	5,095,188
Eifion Jones	97,754	146,008	106,339	—	1,148,135
John Collins	84,704	126,676	64,358	—	627,543
Susan Canning	72,641	111,610	81,967	—	722,750
Eric Sejourne	290,529	86,781	36,802	—	516,594
(1)The amounts reported in this column represent elective deferrals of base salary and/or annual bonus by the NEOs. These amounts in are included in the Summary Compensation Table for Fiscal Year 2025 in the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan
Compensation” columns, as shown below:

Name	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)

Kevin Holleran	97,596	—	331,250
Eifion Jones	51,854	—	45,900
John Collins	46,454	—	38,250
Susan Canning	42,491	—	30,150
Eric Sejourne	120,529	—	170,000
(2)The amounts reported in this column for Fiscal Year 2025 are included in the “All Other Compensation” column of the Summary
Compensation Table. These amounts reflect Company contributions attributable to compensation earned in Fiscal Year 2025, even if such contributions were credited to the participant's account in 2026.
(3)Represents earnings (or losses), including interest, dividends and changes in investment value, credited to each NEO’s deferred compensation account during Fiscal Year 2025. Earnings under the Plan are not above-market or preferential within the meaning of
SEC rules and, accordingly, are not included in the Summary Compensation Table.
(4)The amounts reported in this column represent each NEO's aggregate account balance under the Plan as of December 31, 2025. The aggregate balance includes contributions attributable to compensation earned in Fiscal Year 2025, whether credited to the participant’s account in 2025 or early 2026. To the extent previously reported, amounts included in this balance were reported in the Summary
Compensation Table in one or more of the following columns for Fiscal Years 2023 and 2024: “Salary” or “Bonus,” as shown below:

Name	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)

Kevin Holleran	2024	93,800	—	231,273
	2023	92,313	30,000	—
Eifion Jones	2024	50,054	3,952	90,048
	2023	44,365	25,000	—
John Collins	2024	45,000	—	33,768
	2023	39,989	11,250	—
Susan Canning	2024	50,283	—	32,546
	2023	39,617	13,750	—
Eric Sejourne	2024	39,058	33,250	—
	2023	—	—	—

58 || 2026 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth information regarding certain potential payments that would have been made to the NEOs if the applicable triggering event had occurred on December 31, 2025, based on the closing price of our common stock on that date of $15.45, where applicable. The actual amounts that may be received upon a triggering event will vary depending on the timing of the event and the value of our common stock at that time. The amounts shown do not include (i) accrued but unpaid base salary through the date of termination, (ii) benefits earned or accrued during employment that are generally available to all salaried employees, such as accrued vacation or (iii) for our NEOs who are retirement-eligible, any value associated with the potential pro-rata vesting of PSUs granted in 2025 (as that value is not yet ascertainable). The amounts also assume that, in connection with a change in control, any successor entity assumes or substitutes outstanding awards granted under the
2021 Plan and 2017 Plan.

Name	Benefit	Death ($)	Disability ($)	Termination Without Cause or for Good Reason (no Change in Control) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)

Kevin Holleran	Cash (1)	1,325,000	1,325,000	5,560,500	5,560,500
	Equity Acceleration (2)	—	—	—	10,317,942
	Value of Health Benefits	—	28,789	28,789	28,789
	Value of Retirement Contributions (3)	—	211,298	211,298	211,298
	Value of Outplacement Services (4)	—	—	6,000	6,000
	Total	1,325,000	1,565,086	5,806,586	16,124,528
Eifion Jones	Cash (1)	510,000	510,000	1,015,000	1,015,000
	Equity Acceleration (2)	—	—	—	3,118,228
	Value of Health Benefits	—	28,789	28,789	28,789
	Value of Retirement Contributions (3)	—	112,050	112,050	112,050
	Value of Outplacement Services (4)	—	—	6,000	6,000
	Total	510,000	650,839	1,161,839	4,280,067
John Collins	Cash (1)	425,000	425,000	884,000	884,000
	Equity Acceleration (2)	—	—	—	5,515,476
	Value of Health Benefits	—	27,404	27,404	27,404
	Value of Retirement Contributions (3)	—	100,260	100,260	100,260
	Value of Outplacement Services (4)	—	—	6,000	6,000
	Total	425,000	552,664	1,017,664	6,533,140

2026 PROXY STATEMENT || 59

Name	Benefit	Death ($)	Disability ($)	Termination Without Cause or for Good Reason (no Change in Control) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)

Susan Canning	Cash (1)	335,000	335,000	760,000	760,000
	Equity Acceleration (2)	—	—	—	1,961,348
	Value of Health Benefits	—	20,335	20,335	20,335
	Value of Retirement Contributions (3)	—	89,100	89,100	89,100
	Value of Outplacement Services (4)	—	—	6,000	6,000
	Total	335,000	444,435	875,435	2,836,784
Eric Sejourne	Cash (1)	340,000	340,000	776,000	776,000
	Equity Acceleration (2)	—	—	—	1,135,988
	Value of Health Benefits	—	19,481	19,481	19,481
	Value of Retirement Contributions (3)	—	90,540	90,540	90,540
	Value of Outplacement Services (4)	—	—	6,000	6,000
	Total	340,000	450,021	892,021	2,028,008
(1)In the event of death or disability, each NEO is entitled to a pro-rata annual cash incentive award based on the amount that would have been paid to such NEO under the annual incentive plan for the year ended December 31, 2025.
(2)The value of accelerated equity awards is determined based on the closing price of our common stock on the NYSE on December 31,
2025, which was $15.45 per share.
(3)Represents payment of an amount equal to the cost of perquisites, welfare benefits, and retirement plan contributions that the NEO would have been eligible to receive during the 12 months following termination.
(4)Represents the estimated cost to the Company of providing outplacement services for a period of six months following a termination of employment without cause or resignation for good reason.

60 || 2026 PROXY STATEMENT

PAY RATIO DISCLOSURE
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship between the annual total compensation of our median employee and the annual total compensation of our CEO.
When determining our median compensated employee, we included annual base salary for our global employee population in
2025 as our consistently applied compensation measure. We applied this measure to our global employee population as of
December 31, 2025, and annualized base salaries for permanent full-time and part-time employees who did not work the full year. For purposes of this disclosure, we converted employee compensation from local currency to U.S. dollars using the currency exchange rates applicable on December 31, 2025.
For our Fiscal Year 2025, the Annual Total Compensation of the median-compensated employee, excluding our CEO, was
$64,043. Annual total compensation for our CEO was $6,736,782. Based on this information, for Fiscal Year 2025, we estimate that the ratio of the annual total compensation of our CEO to the annual compensation of the median employee was 105 to 1.
The pay ratio described above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
SEC rules for identifying the median employee permit companies to use a wide range of methodologies, assumptions and exclusions. As a result, it may not necessarily be meaningful to compare pay ratios reported by other companies.

2026 PROXY STATEMENT || 61

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act
of 2010, we are providing the following disclosure regarding the “Compensation Actually Paid” (“CAP”), as calculated under applicable SEC rules, for our principal executive officer (“PEO”) and our other named executive officers (“non-PEO NEOs”)
and certain financial performance measures for the fiscal years ended December 31, 2022, 2023, 2024, and 2025.
In determining CAP for our PEO and our non-PEO NEOs, we are required to make various adjustments to the total compensation amounts reported in the Summary Compensation Table (“SCT”), as the SEC’s valuation methods for this section differ from those required for the SCT. Information regarding the methodology used to calculate CAP for our PEO and non-PEO NEOs, including details regarding the amounts deducted from and added to the SCT totals to arrive at the CAP amounts presented, is provided in the footnotes to the table. A graphical representation of the relationship between CAP and the financial performance measures is also presented below. For non-PEO NEOs, compensation is reported as an average.
The CD&A describes the compensation setting process for our NEOs, which is done independently from the disclosure requirements shown in this section. Accordingly, the Compensation Committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the years shown.
PAY VERSUS PERFORMANCE

					Value of Initial Fixed $100 Investment Based on:		Net Income	Adjusted EBITDA(6)
Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (4) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)(4) ($)	HAYW Total Shareholder Return (5) ($)	Peer Group Total Shareholder Return (5) ($)	($ in millions)

2025	6,736,782	6,332,757	1,897,973	1,708,046	58.90	53.01	151.6	299.3
2024	6,023,949	7,779,251	2,572,102	3,009,988	58.29	97.83	118.7	277.4
2023	4,974,496	10,206,214	1,245,539	2,009,442	51.85	85.68	80.7	247.3
2022	4,744,758	(22,103,353)	1,264,361	(2,806,660)	35.84	60.89	179.3	367.6
(1)Kevin Holleran served as President and Chief Executive Officer throughout Fiscal Years 2025, 2024, 2023 and 2022 and is identified as the PEO in the table.

62 || 2026 PROXY STATEMENT

(2)Deductions from, and additions to, total compensation in the SCT by year to calculate Compensation Actually Paid include:

	2025
	PEO ($)	Average Non-PEO NEOs ($)

Total Compensation from Summary Compensation Table	6,736,782	1,897,973
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	(4,113,204)	(817,503)
Year-end fair value of unvested awards granted in the current year	4,360,273	866,608
Year-over-year difference of year-end fair values for unvested awards granted in prior years	(426,023)	(67,229)
Fair values at vest date for awards granted and vested in current year	—	—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	(225,071)	(171,803)
Forfeitures during current year equal to prior year-end fair value	—	—
Total Adjustments for Equity Awards	(404,025)	(189,927)
Compensation Actually Paid (as calculated)	6,332,757	1,708,046
(3)Previously reported PEO and Average Non-PEO NEO’s for 2024 has been updated to correct the 2024 Black-Scholes valuation used in the calculation of the respective CAPs for 2024.
(4)Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
2025: Eifion Jones, John Collins, Susan Canning, Eric Sejourne
2024: Eifion Jones, John Collins, Susan Canning, Eric Sejourne
2023: Eifion Jones, Richard Roetken, John Collins, Susan Canning, Fernando Blasco
2022: Eifion Jones, Richard Roetken, John Collins, Susan Canning, Lesley Billow
(5)TSR is determined based on the value of an initial fixed investment of $100 made on the last trading day of the year preceding the earliest year presented in the table and ending the last trading day of the covered year. TSR peer group consists of the Company’s compensation peer group, which, for 2025, included Aaon, Inc., Badger Meter, Inc., CSW Industrials, Inc., Fluidra S.A., Latham Group,
Inc., Leslie's Inc., Mueller Water Products, Inc., Pentair plc, Pool Corporation, SPX Technologies, Inc., The Azek Company, Inc., Trex
Company, Inc., Watts Water Technologies, Inc., YETI Holdings, Inc., and Zurn Elkay Water Solutions Corporation. The peer group for
2024 included the same companies as the 2025 compensation peer group, except it also included A.O. Smith Corporation, Generac
Holdings Inc., Mueller Industries Inc., Lennox International Inc., SiteOne Landscape Supply, Inc. and The Toro Company, and excluded
Fluidra S.A. The comparable cumulative TSR for the prior 2024 peer group for the period starting on December 31, 2021 and ending on
December 31 of the following years would be: 2022 ($59.30), 2023 ($84.51), 2024 ($96.50), and 2025 ($88.07).
(6)Adjusted EBITDA is a financial measure selected by the compensation committee for evaluating performance with respect to the compensation of our NEOs. Please see page 33 for a description of the calculation of Adjusted EBITDA.
COMPANY FINANCIAL PERFORMANCE MEASURES
We have listed below the three performance measures that represent the most important metrics we used to link CAP to our
NEOs in 2025:
•Adjusted EBITDA
•Revenue (Net Sales)
•Return on gross invested capital

2026 PROXY STATEMENT || 63

These financial performance measures are discussed in detail in “Executive Compensation–Compensation Discussion and
Analysis” in this Proxy Statement, including the use of these measures in annual and long-term performance-based compensation awards.
ANALYSIS OF INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE
The illustrations below provide a graphical description of CAP (as calculated under applicable SEC rules) and the following financial performance measures:
•the Company’s cumulative TSR, the Peer Group’s cumulative TSR, and the prior peer group's cumulative TSR;
•the Company’s Net Income; and
•the Company Selected Measure, which for Hayward is Adjusted EBITDA.

CAP vs. TSR
Compensation ($000s)
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$(25,000)
Total Shareholder Return on $100 Invested at Beginning of Period
$100.00
$50.00
$-
$(50.00)
$(100.00)
$(150.00)
$59.30
$84.51
$96.50
$88.07
$35.84
$51.85
$58.29
$58.90
$34.45
$51.15
$59.88
$53.01
12/31/2022
12/31/2023
12/31/2024
12/31/2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
FY24 Peer Group value of $100 Invested 12/31/21
FY25 Peer Group value of $100 Invested 12/31/21
HAYW value of $100 Invested 12/31/21

64 || 2026 PROXY STATEMENT

CAP vs. Net Income
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$(25,000)
Compensation ($000s)
$300.00
$225.00
$150.00
$75.00
$0.00
$-75.00
$-150.00
Net Income ($ Mil.)
$179.3
$80.7
$118.7
$151.6
12/31/2022
12/31/2023
12/31/2024
12/31/2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Income ($Mil.)

CAP vs. Adj. EBITDA
Compensation ($000s)
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$(25,000)
Adj. EBITDA ($ mil.)
$500
$375
$250
$125
$-
$-125
$-250
$367.6
$247.3
$277.4
$299.3
12/31/2022
12/31/2023
12/31/2024
12/31/2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Adj. EDITDA ($Mil.)

2026 PROXY STATEMENT || 65

AUDIT MATTERS

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors Unanimously Recommends that the Stockholders Vote
“FOR” the Ratification of the Appointment of PricewaterhouseCoopers LLP as the
Company’s Independent Registered Public Accounting Firm for the Fiscal Year
Ending December 31, 2026.

Our Audit Committee has appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. PwC has served as our independent registered public accounting firm since 1999.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder ratification of the selection of PwC as our independent registered public accounting firm is not required by Delaware law, our Certificate of Incorporation or our Bylaws.
However, our Audit Committee is submitting the appointment of PwC to our stockholders because we value our stockholders’
views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of PwC, our Board may reconsider the appointment. Representatives of PwC are expected to be present
(virtually) at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions from our stockholders.
FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee engaged PwC to perform an annual audit of the Company’s financial statements for the fiscal year ended
December 31, 2025. The Audit Committee was responsible for determination and approval of audit fees primarily based on audit scope, with consideration of audit team skills and experiences.
Pursuant to SEC rules, the fees billed by PwC for each of the past two years are disclosed in the table below:

(in thousands)	FY 2025	FY 2024

Audit Fees	$2,105	$2,625
Audit-Related Fees	5	45
Tax Fees	16	46
All Other Fees	2	264
Total Fees	$2,128	$2,980
AUDIT FEES
Consists of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K, review of our quarterly financial statements presented in our Quarterly Reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, such as registration statements.

66 || 2026 PROXY STATEMENT

AUDIT-RELATED FEES
Consists of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.” This category primarily includes fees related to the 401(k) plan audit.
TAX FEES
Consists of fees for professional services for tax advisory, compliance services, and consultations for customs recovery.
ALL OTHER FEES
Consists of fees for permitted products and services other than those that meet the criteria above.
AUDITOR INDEPENDENCE
In Fiscal Year 2025, there were no other professional services provided by PwC, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of PwC.
PRE-APPROVAL POLICIES AND PROCEDURES
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”), regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. All services provided by PwC in Fiscal Years 2025 and
2024 were pre-approved by our Audit Committee prior to any services being rendered.
VOTE REQUIRED
The ratification of the appointment of PwC requires the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. Abstentions will have no effect on this proposal. Broker non-votes are not expected on this proposal.
Broker non-votes (if any) are not considered votes for or against this proposal and thus will have no effect on the outcome of the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION
OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

2026 PROXY STATEMENT || 67

Audit Committee Report
REPORT OF THE AUDIT COMMITTEE
The primary purpose of the Audit Committee is to assist our Board of Directors in overseeing (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, (iv) the performance of the independent auditors and our internal audit function and (v) other matters as set forth in the Audit Committee’s charter. The Audit Committee is further responsible for the appointment and oversight of our independent auditor and is involved in the selection of the independent auditor’s lead audit partner.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December
31, 2025 with management and PwC and, with and without management present, reviewed and discussed the results of
PwC’s examination of the financial statements. The Audit Committee also discussed with management, PwC and our internal auditors, the quality and adequacy of our internal controls and the processes for assessing and monitoring risk. The Audit
Committee reviewed with both PwC and our internal auditor their audit plans, audit scope and identification of audit risks.
The Audit Committee has discussed with PwC the matters required to be discussed by the PCAOB and the SEC. The Audit
Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the
PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed PwC’s independence with PwC.
Based on the foregoing, the Audit Committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC.
Respectfully submitted by the members of the Audit Committee of the Board:
Lori Walker (Chairperson)
Kevin Brown
Diane Dayhoff
Arthur Soucy
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

68 || 2026 PROXY STATEMENT

SECURITY OWNERSHIP AND
RELATED INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of March 20, 2026, by:
•each of our directors and nominees for director;
•each of our NEOs;
•all current directors and executive officers as a group; and
•each person or entity known by us to beneficially own more than 5% of our common stock, based solely on
Hayward's review of filings with the SEC pursuant to Sections 13(d) and 13(g) of the Exchange Act.
Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, except to the extent such power may be shared with a spouse. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 20, 2026, pursuant to the exercise of options or the vesting of RSUs, to be outstanding for purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for purposes of computing the percentage ownership of any other person shown in the table. The percentage ownership information shown in the table is based upon 217,634,403 shares of common stock outstanding as of March 20, 2026.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Hayward Holdings, Inc., 1415
Vantage Park Drive, Suite 400, Charlotte, North Carolina 28203.

Name of Beneficial Owner	Shares(1)	% of Shares Outstanding

Non-Employee Directors:
Kevin Brown (2)	3,200,529	1.47%
Diane Dayhoff	37,337	*
Stephen Felice	456,033	*
Ronald Keating	36,356	*
Lawrence Silber	203,337	*
Arthur Soucy	159,010	*
Lori Walker	39,337	*
Edward Ward	29,985	*
Named Executive Officers:
Kevin Holleran (3)	4,224,966	1.94%
Eifion Jones	1,495,352	*
John Collins	151,560	*
Susan Canning	211,930	*
Eric Sejourne	26,204	*
Directors and Executive Officers as a Group (16 total)	10,293,839	4.73%

2026 PROXY STATEMENT || 69

Name of Beneficial Owner	Shares(1)		% of Shares Outstanding

5% or Greater Stockholders:
BlackRock 50 Hudson Yards New York, NY 10001	22,976,015	(4)	10.56%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	19,305,043	(5)	8.87%
JPMorgan Chase & Company 383 Madison Avenue New York, NY 10179	11,641,562	(6)	5.35%
*Represents beneficial ownership of less than 1%.
(1)These numbers include the following shares that the individuals may acquire within 60 days after March 20, 2025 through the exercise of stock options: Mr. Felice: 126,750 option shares, Mr. Silber: 156,000 option shares, Mr. Soucy: 121,750 option shares, Mr. Holleran:
3,785,702 option shares, Mr. Jones: 1,273,502 option shares, Mr. Collins: 109,085 option shares, Ms. Canning: 160,542 option shares, and all directors and current executive officers as a group: 5,733,331 option shares.
(2)For Mr. Brown, does not include shares of our common stock held by an affiliate of MSD Partners, L.P. Mr. Brown is a Partner and member of the Investment Committee of BDT & MSD.
(3)Kevin Holleran also serves as a director. Shares reported as beneficially owned include 700 shares owned by Mr. Holleran indirectly.
(4)This information is based on an amended Schedule 13G/A dated January 30, 2025 filed with the SEC by The Vanguard Group reporting beneficial ownership as of December 31, 2024. The Schedule 13G/A reported that The Vanguard Group has sole voting power over 0 shares of the Company’s common stock, shared voting power over 52,519 shares of the Company’s common stock, sole dispositive power over 19,068,168 shares of the Company’s common stock, and shared dispositive power over 236,875 shares of the Company’s common stock.
(5)This information is based on an amended Schedule 13G/A dated October 2, 2025 filed with the SEC by BlackRock, Inc. reporting beneficial ownership as of September 30, 2025. The Schedule 13G/A reported that BlackRock, Inc. has sole voting power over
22,549,565 shares of the Company’s common stock, shared voting power over 0 shares of the Company’s common stock, sole dispositive power over 22,976,015 shares of the Company’s common stock, and shared dispositive power over 0 shares of the
Company’s common stock.
(6)This information is based on a Schedule 13G dated October 31, 2025 filed with the SEC by JPMorgan Chase & Company reporting beneficial ownership as of September 30, 2025. The Schedule 13G reported that JPMorgan Chase & Company has sole voting power over 11,052,006 shares of the Company's common stock, shared voting power over 0 shares of the Company's common stock, sole dispositive power over 11,641,562 shares of the Company's common stock, and shared dispositive power over 0 shares of the
Company's common stock.

70 || 2026 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS
The information provided below in a question-and-answer format is provided for your convenience and summarizes certain information contained in this Proxy Statement. Information contained on, or accessible through, our website is not incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are intended to be inactive textual references only.
WHY ARE YOU HOLDING A VIRTUAL ANNUAL MEETING AND HOW CAN STOCKHOLDERS ATTEND?
We will be hosting the Annual Meeting via live webcast only. We believe hosting our Annual Meeting virtually helps to expand access, facilitate stockholder attendance, reduce costs, and enable improved communication. It also reduces the environmental impact of our Annual Meeting.
HOW CAN I VIEW AND PARTICIPATE IN THE ANNUAL MEETING?
To participate, visit www.virtualshareholdermeeting.com/HAYW2026 and log in with your 16-digit control number included in the Notice if you are a stockholder of record of shares of common stock (or on your proxy card if you are a stockholder of record and requested paper copies of the Annual Meeting materials), or included with your voting instructions received from your broker, bank, or other nominee if you are a street name stockholder, as described below.
WHEN CAN I JOIN THE ANNUAL MEETING?
You may begin to log in to the Annual Meeting platform beginning at 7:45 a.m. Eastern Time. We encourage you to join the meeting prior to the start time. Participants should allow plenty of time to log in and confirm that they can hear streaming audio prior to the start of the virtual Annual Meeting. The live webcast will begin promptly at 8:00 a.m., Eastern Time, on Thursday,
May 21, 2026.
HOW CAN I ASK QUESTIONS AND VOTE?
Stockholders may vote and submit questions virtually during the meeting (subject to time restrictions and to our Rules of Conduct).
WHAT IF I EXPERIENCE TECHNICAL DIFFICULTIES?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number: 844-986-0822 (U.S.) or +1-303-562-9302 (international).
WHO IS ENTITLED TO VOTE?
Holders of our common stock, par value $0.001 (our “common stock”), as of the close of business on the Record Date, March
25, 2026, will be entitled to one vote for each share of our common stock held by them on the Record Date with respect to all matters to be acted upon at the Annual Meeting. As of the Record Date, there were 217,662,103 shares of our common stock outstanding and entitled to be voted at the Annual Meeting.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL
SET OF PROXY MATERIALS?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our 2025 Annual Report, primarily via the internet. The Notice containing instructions on how to access this Proxy Statement and our 2025 Annual Report is first being mailed on or about April 2, 2026 to all stockholders entitled to vote at the Annual
Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and the cost of our Annual Meeting.

2026 PROXY STATEMENT || 71

HOW DO I VOTE?
If you are a stockholder of record, there are four ways to vote:
•By internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 20,
2026 (have your Notice or proxy card in hand when you visit the website);
•By toll-free telephone at 1-800-690-6903 until 11:59 p.m. Eastern Time on May 20, 2026 (have your Notice or proxy card in hand when you call);
•By completing and mailing your proxy card (if you received printed proxy materials) to Vote Processing, c/o
Broadridge, 51 Mercedes Way, Edgewood, New York 11717 to be received by 8:00 a.m. Eastern Time on May 21,
2026; or
•By attending the virtual meeting by visiting www.virtualshareholdermeeting.com/HAYW2026, where you may vote electronically and submit questions during the Annual Meeting. Please have your Notice or proxy card in hand when you visit the website. If you previously voted via the internet (or by telephone or mail), you may still vote online at the
Annual Meeting.
Voting via the internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. Voting early will help avoid additional solicitation costs and will not prevent you from voting electronically during the Annual Meeting if you wish to do so.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. As discussed above, if you are a street name stockholder, you may not vote your shares electronically at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
CAN I CHANGE OR REVOKE MY VOTE?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time by:
•Entering a new vote by internet or by telephone before the Annual Meeting;
•Delivering a written notice of revocation or completing and returning a later-dated proxy card before 8:00 a.m.
Eastern Time on May 21, 2026 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717;
or
•Attending and voting electronically at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
WHO ARE STOCKHOLDERS OF RECORD?
If shares of our common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy and indicate your voting choices directly to the individuals listed on the proxy card or to vote virtually at the Annual Meeting.
WHO ARE STREET NAME STOCKHOLDERS?
If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares in the manner provided in the voting instructions you receive from your broker, bank or other nominee.
If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Street name stockholders are also invited to attend the virtual Annual Meeting. However, because a street name stockholder is not the stockholder of record, you may not vote your shares of our common stock virtually at the Annual
Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy. Throughout this Proxy
Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

72 || 2026 PROXY STATEMENT

HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH PROPOSAL?

Proposal	Vote Needed for Approval and Effect of Abstentions and Broker Non-Votes

PROPOSAL NO. 1
To elect three nominees identified in this Proxy
Statement as Class II directors to serve terms
lasting until our 2029 annual meeting of
stockholders and their successors are duly
elected and qualified.

Our Certificate of Incorporation and Bylaws state that directors are elected by a plurality of the votes cast. Accordingly, the nominees that receive the highest number of votes cast “FOR” will be elected. Broker non-votes and abstentions will have no effect on this proposal. Our Corporate Governance Guidelines further state that, in an uncontested election of directors (such as this director election), if the votes “WITHHELD” from a director nominee exceed the votes cast “FOR” such nominee, the nominee shall be required to submit his or her resignation to the
Board of Directors for its consideration. The Board will have the opportunity to determine whether to accept or reject such resignation in accordance with the
Corporate Governance Guidelines.

PROPOSAL NO. 2 To approve, on an advisory basis, the compensation of our named executive officers.
Pursuant to Section 14A of the Exchange Act, we are seeking an advisory vote from our stockholders to approve the compensation of our named executive officers for Fiscal Year 2025, as disclosed in this Proxy Statement. This proposal requires the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes will have no effect on this proposal. This vote is not binding upon the Company, our Board or the
Compensation Committee. Nevertheless, the Board and the Compensation
Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions regarding the Company’s named executive officers.

PROPOSAL NO. 3 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”)
requires the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes (if any) will have no effect on this proposal. Broker non-votes are not expected on this proposal.
Stockholder ratification of the appointment of PwC is not required by the
Company’s Bylaws, but if the stockholders fail to ratify the appointment, the Audit
Committee will reconsider whether to retain PwC.

Voting results will be tabulated and certified by the inspector of election appointed for the Annual Meeting.
WHAT IS A QUORUM?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting and conduct business under our Bylaws and Delaware law. The presence in person (by means of remote communication) or represented by proxy of the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote on a matter at the Annual Meeting will constitute a quorum for that matter at the Annual Meeting. Abstentions and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
WHAT IS THE EFFECT OF GIVING A PROXY?
Proxies are solicited by and on behalf of our Board. Kevin Holleran (our President and Chief Executive Officer) and Susan
Canning (our Senior Vice President, Chief Legal Officer and Corporate Secretary) have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is postponed, adjourned or continued, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

2026 PROXY STATEMENT || 73

HOW ARE PROXIES SOLICITED FOR THE ANNUAL MEETING?
The Company is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by
us. We will reimburse brokers, banks and other nominees for reasonable expenses that they incur in sending the Notice and our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
HOW MAY MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES IF I FAIL TO PROVIDE TIMELY
DIRECTIONS?
Brokers, banks and other nominees holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on the proposal to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Absent direction from you, your broker, bank or other nominee will not have discretion to vote on the election of directors or the stockholder advisory vote to approve the compensation of the NEOs. If the broker, bank or other nominee that holds your shares in street name returns a proxy card without voting on a non-routine proposal because it did not receive voting instructions from you on that proposal, this is referred to as a “broker non-vote.” Broker non-votes are considered in determining whether a quorum exists at the
Annual Meeting. The effect of broker non-votes on the outcome of each proposal to be voted on at the Annual Meeting is explained above.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on
Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a
Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current
Report on Form 8-K as soon as they become available.
I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED ONLY ONE PAPER COPY
OF THE PROXY MATERIALS. HOW MAY I OBTAIN AN ADDITIONAL COPY OF THE PROXY MATERIALS?
The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, the Notice, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
Stockholders sharing an address who have been previously notified by their broker, bank or other nominee and have consented to householding will receive only one copy of our Proxy Statement and Annual Report or Notice. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report to stockholders or Notice for each stockholder sharing the same address, please contact your broker, bank or other nominee.
You may also obtain a separate Proxy Statement or Annual Report or Notice without charge by sending a written request to
Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling Broadridge’s
Householding Department at 866-540-7095. Additional copies of the Proxy Statement or Annual Report or Notice will be sent promptly upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the Proxy
Statement or Annual Report or Notice can request delivery of a single copy of future proxy statements or annual reports or
Notices of Internet Availability of Proxy Materials by contacting their broker, bank or other nominee or sending a written request to Broadridge Householding Department at the address above or by calling 866-540-7095.

74 || 2026 PROXY STATEMENT

OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS
RULE 14A-8 STOCKHOLDER PROPOSALS
As prescribed by Rule 14a-8 under the Exchange Act, qualifying stockholders may present proper proposals for inclusion in our proxy statement for consideration at next year’s annual meeting of stockholders. For a Rule 14a-8 stockholder proposal to be timely and considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, the proposal must comply with all applicable requirements of Rule 14a-8, including with respect to ownership of our common stock, and our
Corporate Secretary must receive the written proposal at our principal executive offices by the deadline prescribed by Rule
14a-8 under the Exchange Act. Provided that the 2027 annual meeting of stockholders is not held more than 30 days from the first anniversary of the Annual Meeting, the applicable deadline will be December 3, 2026. Stockholder proposals should be addressed to: Hayward Holdings, Inc., Attention: Corporate Secretary, at the mailing address of our principal executive offices.
If a stockholder who has notified us of his, her or its intention to present a Rule 14a-8 stockholder proposal at an annual meeting does not appear and a qualified representative of that stockholder does not appear to present his, her or its proposal at such annual meeting, such proposal shall be disregarded, and we are not required to present the proposal for a vote at such annual meeting.
ADVANCE NOTICE STOCKHOLDER PROPOSALS
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proper proposal, including director nominations, before an annual meeting of stockholders but do not intend for the proposal to be included in our Proxy
Statement. Any such advance notice stockholder proposal, including director nominations, must comply with all of the requirements set forth in our Certificate of Incorporation, our Bylaws and applicable laws, rules and regulations. Our Bylaws provide that, for business to be properly brought before an annual meeting by a stockholder, among other requirements specified therein, (i) the stockholder must be a stockholder of record at the time of the giving of the notice and at the time of the meeting, (ii) the stockholder must be entitled to vote at, and must be present at, the meeting, (iii) the business must be a proper matter for stockholder action and (iv) the stockholder must give timely written notice to our Corporate Secretary, and the notice must contain the information specified in our Bylaws. For an advance notice stockholder proposal, including director nominations, to be timely for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices:
•not earlier than the close of business on 120 days prior to the anniversary of the Annual Meeting (January 21, 2027);
and
•not later than the close of business 90 days prior to the anniversary of the Annual Meeting (February 20, 2027).
In the event that we hold our 2027 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, notice of an advance notice stockholder proposal must be received on or before ten days after the day on which the date of the 2027 annual meeting is first disclosed in a public announcement.
If a stockholder who has notified us of his, her or its intention to present an advance notice stockholder proposal, including director nominations, at an annual meeting does not appear and a qualified representative of that stockholder does not appear to present his, her or its proposal at such annual meeting, such proposal shall be disregarded and we are not required to present the proposal for a vote at such annual meeting, notwithstanding that proxies in respect of such vote may have been received by us.
You are advised to review our Bylaws, which contain additional requirements regarding advance notice stockholder proposals, including director nominations. A copy of our Bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

2026 PROXY STATEMENT || 75

In connection with our solicitation of proxies for our 2027 annual meeting of stockholders, we intend to file a proxy statement and white proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
AVAILABILITY OF ANNUAL REPORT AND SEC FILINGS
Our financial statements for our fiscal year ended December 31, 2025 are included in our 2025 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 other than the exhibits thereto. This Proxy
Statement and our 2025 Annual Report are posted on our website at investor.hayward.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of this Proxy Statement and our 2025 Annual Report without charge by sending a written request to Hayward Holdings, Inc., Attention: Corporate Secretary, 1415 Vantage Park Drive, Suite
400, Charlotte, North Carolina 28203.

2026 PROXY STATEMENT || A-1

APPENDIX A
Supplemental Information About Financial Measures
NON-GAAP RECONCILIATIONS
The Company reports its financial results in accordance with generally accepted accounting principles ("GAAP"). Management believes that certain non-GAAP financial measures provide investors with additional meaningful information that should be considered when assessing our underlying business performance and trends. Management also uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company's performance.
•Adjusted EBITDA is defined as EBITDA adjusted for the impact of restructuring related income or expenses, stock-
based compensation, currency exchange items, and certain non-cash, nonrecurring, or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing operating performance.
•Adjusted EBITDA Margin is defined as adjusted EBITDA divided by net sales.
Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company's results prepared in accordance with GAAP, and our non-GAAP financial measures do not represent a comprehensive basis of accounting.
Financial measures in this Proxy Statement, unless otherwise indicated, are reproduced from our Annual Report on Form 10-K for the year-ended December 31, 2025 filed with the SEC on February 25, 2026.
The tables below reconcile the non-GAAP financial measures used in this Appendix A to the most directly comparable GAAP financial measures.

	Year Ended

(Dollars in thousands)	December 31, 2023	December 31, 2024	December 31, 2025

Net income	$80,687	$118,655	$151,570
Depreciation	15,983	20,078	22,835
Amortization	37,079	35,783	34,451
Interest expense, net	73,584	62,163	50,282
Income taxes	20,400	25,527	33,067
Loss on debt extinguishment	—	4,926	—
EBITDA	227,733	267,132	292,205
Stock-based compensation (a)	1,270	608	57
Currency exchange items (b)	786	(836)	79
Acquisition and restructuring related expense, net (c)	13,213	6,464	3,886
Other (d)	4,271	4,079	3,052
Total Adjustments	19,540	10,315	7,074
Adjusted EBITDA	$247,273	$277,447	$299,279

Net income margin	8.1%	11.3%	13.5%
Adjusted EBITDA margin	24.9%	26.4%	26.7%

A-2 || 2026 PROXY STATEMENT

(a)
Represents non-cash stock-based compensation expense related to equity awards issued to management, employees, and directors.
The adjustment includes only expense related to awards issued under the 2017 Equity Incentive Plan, which were awards granted prior to the effective date of Hayward’s initial public offering (the “IPO”).

(b) (c)	Represents unrealized non-cash (gains) losses on foreign denominated monetary assets and liabilities and foreign currency contracts.
(d)
Adjustments in the year ended December 31, 2025 are primarily driven by $3.1 million of compensation expenses for the retention of key employees acquired in the ChlorKing acquisition pursuant to the conditions in the acquisition agreement. Other adjustments for the year ended December 31, 2025 include $0.4 million of costs related to restructuring actions in E&RW, $0.3 million of separation costs for the consolidation of operations in North America and $0.2 million of other acquisition and integration costs, partially offset by a reduction in expense of $0.2 million to finalize the relocation of the Company's corporate office functions to Charlotte, North Carolina from Berkeley Heights, New Jersey. Adjustments in the year ended December 31, 2024 are primarily driven by $3.2 million of compensation expenses for the retention of key employees acquired in the ChlorKing acquisition pursuant to the conditions in the acquisition agreement. Other adjustments for the year ended December 31, 2024 include $1.1 million of transaction and integration costs associated with the acquisition of the ChlorKing business, $0.9 million of termination benefits related to a reduction-in-force within
E&RW, $0.8 million of separation and other costs associated with the centralization and consolidation of operations in Europe and $0.4 million of costs to finalize restructuring actions initiated in prior years. Adjustments in the year ended December 31, 2023 primarily include $6.7 million of costs related to the discontinuation of a product line leading to an impairment of the associated fixed assets, inventory and intangible assets, $2.4 million related to programs to centralize and consolidate manufacturing operations and professional services in Europe, $1.9 million of costs associated with the relocation of the corporate headquarters to Charlotte, North
Carolina, $1.2 million separation costs associated with the 2022 cost reduction program and $0.8 million of costs associated with

Adjustments in the year ended December 31, 2025 primarily include $4.3 million for the settlement in principle of the securities class action litigation. Expenses beyond the $4.3 million related to this case are subject to insurance recoveries pursuant to the Company’s retention amount with its insurance carriers. Other adjustments include $1.3 million of income from insurance proceeds related to flood damage associated with a hurricane at a contract manufacturing facility. Adjustments in the year ended December 31, 2024 are primarily driven by a $3.3 million increase in cost of goods sold resulting from the fair value inventory step-up adjustment recognized as part of the purchase accounting for the acquisition of the ChlorKing business, $0.7 million of costs sustained from flood damage associated with a hurricane at a contract manufacturing facility and $0.5 million of costs incurred related to litigation, partially offset by
$0.5 million of gains on the sale of assets. Adjustments in the year ended December 31, 2023 primarily include $1.8 million related to inventory and fixed asset write-offs in Europe and $1.5 million of costs incurred related to the selling stockholder offerings of shares in
March, May and August 2023, which are reported in SG&A in our consolidated statements of operations.

VALUES

CARE

Quality, reliability, safety and service guide everything we do for each other, our customers, our communities and the environment.

RESPECT

We value diversity and act with integrity, humility and inclusivity across our global workforce and beyond.

LEAD

We set the pace as a global leader through the power of our people to innovate and evolve our technology, products and processes.

GROW

We build upon our heritage, embrace change and drive growth by investing thoughtfully in our people, products and services.

» hayward.com » 1-800-HAYWARD

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Hayward, Hayward & Design, the H logo, and We Build Better. are registered trademarks of Hayward Industries, Inc. Any trademarks not owned by Hayward are the property of their respective owners. Hayward is not in any way affiliated with or endorsed by those third parties.

©2026 Hayward Industries, Inc.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HAYW2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83203-P42814

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HAYWARD HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Kevin Brown	☐	☐
1b. Arthur Soucy	☐	☐
1c. Lori Walker	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory vote to approve 2025 named executive officer compensation.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V83204-P42814

HAYWARD HOLDINGS, INC.
Annual Meeting of Stockholders
May 21, 2026 8:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Kevin Holleran and Susan Canning, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot and in their discretion upon such other business as may properly be presented, all of the shares of common stock of HAYWARD HOLDINGS, INC. that are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time on May 21, 2026 and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side